UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act Of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2
GRINDR INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Grindr Inc.
750 N. San Vicente Blvd., Suite RE 1400
West Hollywood, CA 90069
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 5:00 p.m. Pacific Time on June 21, 2023
Dear Stockholders of Grindr Inc.:
We cordially invite you to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of Grindr Inc., a Delaware corporation, which will be held on June 21, 2023 at 5:00 p.m. Pacific Time. This year, the Annual Meeting will be held through a live webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/GRND2023. Beginning at 4:45 p.m. Pacific time on the day of the Annual Meeting, you will be able to check in using the control number located on the Notice of Internet Availability of Proxy Materials for the Annual Meeting (the “Notice”), or if you received paper copies, your proxy card or voting instruction form. You will not be able to attend the meeting in person. For purposes of attendance at the Annual Meeting, all references in the accompanying Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.
The meeting will be held for the following purposes, as more fully described in the accompanying proxy statement:
1.
To elect the board of directors’ nine nominees for director to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal;

2.	To ratify the appointment of Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and
3.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Our board of directors has fixed the close of business on April 25, 2023 as the record date for the Annual Meeting. Only stockholders of record on April 25, 2023 are entitled to notice of and to vote at the Annual Meeting. A complete list of our stockholders of record as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Annual Meeting at our corporate headquarters at 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California 90069 during regular business hours beginning ten days prior to the Annual Meeting and ending on the day before the Annual Meeting date. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
On or about May 1, 2023, we expect to mail the Notice of Internet Availability of Proxy Materials for the Annual Meeting (the “Notice”) to our stockholders. The Notice will contain instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at the following Internet address: https://investors.grindr.com/financials/sec-filings/default.aspx.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote promptly via the Internet, telephone or mail.
By order of the Board of Directors,

William Shafton
VP, Business & Legal Affairs and Secretary
West Hollywood, California
April 28, 2023
All stockholders are cordially invited to attend the Annual Meeting, which will be held virtually via the Internet. Whether or not you expect to attend the Annual Meeting, please vote over the telephone or the internet as instructed in these materials, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank or other nominee for information about specific requirements if you would like to vote your shares at the meeting.

i

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement on Schedule 14A (this “Proxy Statement”) constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These forward-looking statements include statements regarding our intentions, beliefs and current expectations and projections concerning our business and strategies. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. There are no guarantees that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•	the success in retaining or recruiting, or changes required in, our directors, officers or key employees;
•	the impact of the regulatory environment and complexities with compliance related to such environment, including maintaining compliance with privacy and data protection laws and regulations;
•	the ability to respond to general economic conditions;
•	factors relating to our and our subsidiaries’ business, operations and financial performance, including:
○	competition in the dating and social networking products and services industry;
○	the ability to maintain and attract users;
○	fluctuation in quarterly and yearly results;
○	the ability to adapt to changes in technology and user preferences in a timely and cost-effective manner;
○	the ability to protect systems and infrastructures from cyber-attacks and prevent unauthorized data access;
○	the dependence on the integrity of third-party systems and infrastructure; and
○	the ability to protect our intellectual property rights from unauthorized use by third parties;
•
the ability to recognize the anticipated benefits of the Business Combination (as defined below), which may be affected by, among other things, competition, and our ability to manage growth and expand business operations effectively following the closing of the Business Combination;

•	whether the concentration of our stock ownership and voting power limits our stockholders’ ability to influence corporate matters;
•	the effects of the ongoing coronavirus (COVID-19) pandemic, the 2022 mpox outbreak, or other infectious diseases, health epidemics, pandemics and natural disasters on our business;
•	the ability to maintain the listing of common stock and warrants on the New York Stock Exchange; and
•	the increasingly competitive environment in which we operate.
In addition, statements that “Grindr believes” or “we believe” and similar statements reflect our beliefs and opinions on the relevant subjects. These statements are based upon information available to us as of the date of this proxy statement, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Except to the extent required by applicable law, we are under no obligation (and expressly disclaim any such obligation) to update or revise our forward-looking statements whether as a result of new information, future events, or otherwise. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the Securities and Exchange Commission on March 22, 2023. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

GRINDR INC.

PROXY STATEMENT
FOR 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 5:00 P.M. PACIFIC TIME ON JUNE 21, 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2023 annual meeting of stockholders of Grindr Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on June 21, 2023 at 5:00 p.m. Pacific Time. This year, the Annual Meeting will be held through a live webcast. The Annual Meeting can be accessed virtually by visiting www.virtualshareholdermeeting.com/GRND2023 where you will be able to listen to the meeting live, submit questions and vote online. You will not be able to attend the meeting in person.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only. As used in this proxy statement, references to “we,” “us,” “our,” “Grindr” and the “Company” refer to Grindr Inc. and its subsidiaries.
What is Grindr?
Grindr Inc., formerly known as Tiga Acquisition Corp. (“Tiga”), was originally incorporated under the Companies Law of the Cayman Islands on July 27, 2020, as a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more target businesses or entities. On November 18, 2022, we consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 9, 2022 (the “Original Merger Agreement”) by and among Tiga, Grindr Group LLC, a Delaware limited liability company (“Legacy Grindr”), Tiga Merger Sub I LLC, a Delaware limited liability company and direct and wholly-owned subsidiary of Tiga (“Tiga Merger Sub”), and Tiga Merger Sub II LLC, a Delaware limited liability company and direct and wholly-owned subsidiary of Tiga (“Tiga Merger Sub II”), as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of October 5, 2022, by and among Tiga, Tiga Merger Sub, Legacy Grindr and Tiga Merger Sub II (together with the Original Merger Agreement, the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, we effected a business combination with Legacy Grindr through, among other transactions, (i) the merger of Tiga Merger Sub I with and into Legacy Grindr, with Legacy Grindr as the surviving entity (the “First Merger”), and promptly thereafter and as part of the same overall transaction as the First Merger, (ii) the merger of Legacy Grindr with and into Tiga Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Tiga Merger Sub II surviving the Second Merger as a wholly owned subsidiary of Tiga. We refer to the First Merger and the Second Merger and, collectively with the other transactions described in the Merger Agreement, as the “Business Combination.” In connection with the closing of the Business Combination, we changed our name to Grindr Inc.
How do I attend the Annual Meeting?
This year’s Annual Meeting will be a virtual meeting, which will be conducted entirely online via audio webcast to allow greater participation. You will not be able to attend the Annual Meeting physically in person. You may attend, vote and ask questions at the Annual Meeting by following the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/GRND2023. You are entitled to attend the Annual Meeting if you were a stockholder of record as of April 25, 2023 (the “Record Date”). Beginning at 4:45 p.m. Pacific time on the day of the Annual Meeting, you will be able to check in using your control number from your Notice or if you received paper copies, your proxy card or voting instruction form. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.
The audio webcast of the Annual Meeting will begin promptly at 5:00 p.m. Pacific time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 4:45 p.m. Pacific time, and you should allow reasonable time for the check-in procedures. Information on how to vote online during the Annual Meeting is discussed below.

Where can I get technical assistance?
If you have difficulty accessing the meeting, please call the phone number listed at (844) 986-0822 (U.S.) or (303) 562-9302 (International).
Will a list of record stockholders as of the Record Date be available?
Beginning ten days prior to the Annual Meeting and ending on the day before the Annual Meeting date, a list of our record stockholders as of the close of business on the Record Date will be available for examination by any stockholder of record for any purpose germane to the Annual Meeting at our corporate headquarters during normal business hours.
What matters am I voting on?
You will be voting on the following two proposals:
•
Proposal No. 1: To elect the board of directors’ nine nominees for director to serve until the next annual meeting and until their successors are duly elected and qualified or until their earlier resignation or removal;

•	Proposal No. 2: The ratification of the appointment of E&Y as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and
•	any other business as may properly come before the Annual Meeting.
As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
How do I ask a question at the Annual Meeting?
As part of the Annual Meeting, we will hold a question and answer session during which we intend to answer questions submitted prior to the meeting in accordance with the rules of conduct posted on the meeting website, as time permits. Only stockholders of record as of April 25, 2023 who have registered in advance to attend the Annual Meeting may submit questions or comments that may be addressed during the Annual Meeting. If you would like to submit a question, you may do so when you check in to attend the Annual Meeting at www.virtualshareholdermeeting.com/GRND2023 using the control number provided in the Notice and typing your question in the appropriate box in the registration form.
In accordance with the rules of conduct, we ask that you limit your question to one brief question that is relevant to the Annual Meeting or our business and that such questions are respectful of your fellow stockholders and meeting participants. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered once. In addition, questions may be ruled out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the stockholder’s own personal, political or business interests.
How does the board of directors recommend I vote on these proposals?
Our board of directors recommends a vote:
•	“FOR” the election of the board of directors’ nine nominees for director; and
•	“FOR” the ratification of the appointment of E&Y as our independent registered public accounting firm for our fiscal year ending December 31, 2023.
What if another matter is properly brought before the Annual Meeting?
Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
Who is entitled to vote?
Holders of our common stock as of the close of business on April 25, 2023, the record date for the Annual Meeting (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 173,849,056 shares of common stock outstanding and entitled to vote.

Registered Stockholders. If on the Record Date, shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote in person at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If on the Record Date, shares of our common stock are held on your behalf in a stock brokerage account, or by a bank, trustee or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares and are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker or nominee’s procedures for obtaining a legal proxy. Your broker or nominee is obligated to provide you with instructions to vote before the Annual Meeting or to obtain a legal proxy if you wish to vote in person at the Annual Meeting. If your broker or nominee is participating in an online program that allows you to vote over the Internet or by telephone, your Notice or other voting instruction form will include that information. If what you receive from your broker or other nominee does not contain Internet or telephone voting information, please complete and return the paper form in the self-addressed, postage paid envelope provided by your broker or nominee. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank, trustee or other nominee as “street name stockholders.”
What constitutes a quorum for the Annual Meeting?
A quorum is required for stockholders to conduct business at the Annual Meeting. The presence, in person or represented by proxy, of the holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote is necessary to establish a quorum at the meeting. As of the close of business on the Record Date, there were 173,849,056 shares of our common stock outstanding. Thus, the holders of 86,924,529 shares must be present by remote communication at the meeting or represented by proxy at the meeting to have a quorum. Shares present, in person or represented by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a stockholder’s shares) on any proposal will be considered present at the meeting for purposes of establishing a quorum. If there is no quorum, the holders of a majority of the voting power of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.
How many votes do I have?
In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors.
How many votes are needed to approve each proposal?
•
Proposal No. 1: The election of directors requires a plurality vote of the voting power of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. “Plurality” means that the nine nominees who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” a particular nominee (as a result of an abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR” or “WITHHELD” on each of the nominees.

•
Proposal No. 2: The ratification of the appointment of E&Y requires the affirmative vote of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. “Majority” means the number of shares voted “FOR” must exceed the number of votes “AGAINST.” Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

How do I vote?
If you are a stockholder of record, there are three ways to vote:
•
By Internet: You may submit a proxy over the Internet by following the instructions at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time the day before the Annual Meeting (have your Notice or proxy card in hand when you visit the website);

•
By Toll-free Telephone: You may submit a proxy by calling +1 (800) 690-6903 and using any touch-tone telephone to transmit your voting instructions, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time the day before the Annual Meeting (have your Notice or proxy card in hand when you call and follow the instructions); or

•
By Mail: You may mark, sign, date and mail your proxy card (if you received printed proxy materials) in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 no later than the day before the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, by telephone or by Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank, trustee or other nominee.
Can I change my vote after submitting my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting in any one of the following ways:
•	You may enter a new vote by Internet or by telephone until 11:59 p.m. Eastern Time the day before the Annual Meeting;
•	You may submit another properly completed, proxy card by mail with a later date, which must be received by us no later than the day before the Annual Meeting; or
•
You may send written notice that you are revoking your proxy to our Secretary at Grindr Inc., 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, CA 90069, which must be received by us no later than the day before the Annual Meeting.

If you are a street name stockholder, your broker or nominee can provide you with instructions on how to change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes, if applicable. Abstentions are not applicable with respect to Proposal 1 (election of directors). Abstentions will have the same effect as “Against” votes for Proposal 2 (ratification of appointment of E&Y). Broker non-votes on Proposal 1 will have no effect and will not be counted towards the vote total. Proposal 2 is considered a “routine” matter, and accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent has discretionary authority to vote your shares on Proposal 2.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. Our board of directors has designated George Arison and Vandana Mehta-Krantz as proxy holders. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described under “How does the board of directors recommend I vote on these proposals?” above. If any matters not described in this proxy statement are properly presented at the Annual

Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned to a later date, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions before the new date, as described above.
If you are a stockholder of record and do not vote by completing your proxy card if you receive a paper copy of the proxy materials, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 1, 2023 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
How are proxies solicited for the Annual Meeting and who will bear the cost of this solicitation?
Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other nominee vote my shares if I fail to provide timely directions?
If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange (the “NYSE”), brokers, banks and other securities intermediaries that are subject to the NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under the NYSE rules, but not with respect to “non-routine” matters. All brokers registered as members with the NYSE are subject to NYSE rules and, accordingly, the NYSE Rules apply to the voting of all shares held in a brokerage account. In this regard, Proposal 1 is considered to be “non-routine” under the NYSE rules meaning that your broker may not vote your shares on this proposal in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under the NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What are “broker non-votes?”
As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to their broker, bank or other agent on how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposal 1 is considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist in connection with that proposal. Proposal 2 is a “routine” matter and therefore broker non-votes are not expected to exist in connection with this proposal.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K (“Form 8-K”) that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we will file a Form 8-K to publish preliminary results and will provide the final results in an amendment to the Form 8-K as soon as they become available.
What is the deadline for stockholders to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Proposals for Inclusion in Proxy Materials. A stockholder seeking to have a proposal included in our proxy statement for the 2024 annual meeting of stockholders must comply with Rule 14a-8 under the Exchange Act, which sets forth the requirements for including stockholder proposals in Company-sponsored proxy materials. In accordance with Rule 14a-8, any such proposal must be received by the Secretary at our principal executive offices by January 2, 2024, which is 120 days prior to the one-year anniversary of the date this proxy statement was first mailed or made available to stockholders. However, if the date of the 2024 annual meeting of stockholders changes by more than 30 days from the one-year anniversary of the date of the Annual Meeting, then such proposals must be received a reasonable time before we begin to print and send our proxy materials for the 2024 annual meeting of stockholders.
Proposals and Nomination of Director Candidates Not Intended for Inclusion in Proxy Materials. A stockholder seeking to present a proposal or nominate a director for election to our board of directors at the 2024 annual meeting of stockholders but not intending for such proposal or nomination to be included in the proxy statement for the meeting must comply with the advance notice requirements set forth in our bylaws. Under our bylaws, written notice of nominations for directors and any other business proposed by a stockholder must be received by the Secretary at our principal executive offices not less than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of this year’s Annual Meeting (so long as the 2024 annual meeting is held no more than 30 days before and no more than 30 days after such anniversary). Accordingly, notice of any such nominations or other business meeting all of the requirements set forth in our bylaws must be received by the Secretary between February 22, 2024 and March 23, 2024. If the date of the 2024 annual meeting of stockholders is more than 30 days before or more than 30 days after the anniversary of the date of this year’s Annual Meeting, your written notice must be received no more than 120 days prior to the close of business on the date of the 2024 annual meeting and no later than the close of business on the later of (i) 90 days prior to the date of the 2024 annual meeting and (ii) the 10th calendar day following the day on which public announcement of the date of the 2024 annual meeting of stockholders is first made.
In addition to satisfying the foregoing requirements under our bylaws, stockholders who intend to solicit proxies in support of director nominees other than Company-sponsored nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the deadlines provided above.
The Chairperson of the Annual Meeting reserves the right to reject, exclude, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the above requirements, including conditions established by the SEC.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our board of directors, which is currently composed of nine members. Seven of our directors are independent within the meaning of the listing standards of the NYSE. Our directors serve for one-year terms until the next annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier resignation or removal.
The following table sets forth the names, ages and certain other information as of the date of this proxy statement, for each of the nominees for election as a director at the Annual Meeting:
Name	Age	Position
George Arison	45	Chief Executive Officer, Director
G. Raymond Zage, III	53	Director
James Fu Bin Lu	41	Chairperson, Director
J. Michael Gearon, Jr.	58	Director
Daniel Brooks Baer	46	Director
Meghan Stabler	59	Director
Gary I. Horowitz	65	Director
Maggie Lower	47	Director
Nathan Richardson	52	Director
Nominees for Director
George Arison. Mr. Arison has served as our Chief Executive Officer and director since November 2022, and previously served as the Chief Executive Officer of Legacy Grindr from October 2022 to November 2022. Mr. Arison previously served as Founder and Chief Executive Officer of Shift Technologies, Inc. (“Shift Technologies”) (Nasdaq: SFT) from December 2013 to September 2022, and he continues to serve as a member on the board of directors. In 2018, Mr. Arison co-founded Pulsar AI, an artificial intelligence platform for auto sales, which was acquired by Impel. Prior to co-founding Shift Technologies, he served in various positions at Alphabet Inc. (Nasdaq: GOOG) from 2010 to 2013. From 2007 to 2010, Mr. Arison co-founded Taxi Magic (now known as Curb, acquired by Verifone). From 2005 to 2007 he worked for Boston Consulting Group. Mr. Arison has been an investor in numerous startups, including Shipper, Carrot, Fathom and AutoLeap. Prior to his business career, Mr. Arison was a policy analyst and ran a political campaign in Georgia, the country of his birth, about which he wrote Democracy and Autocracy in Eurasia: Georgia in Transition. Mr. Arison received a bachelor’s degree from Middlebury College. We believe that Mr. Arison’s extensive experiences in numerous startups and his corporate expertise as the Chief Executive Officer of Shift Technologies qualify him to serve as our Chief Executive Officer and a member of the board of directors.
G. Raymond Zage, III. Mr. Zage has served as a member of our board of directors since November 2022. Mr. Zage has served as the Chief Executive Officer of Tiga Investments Pte. Ltd. since November 2017 and was a founder and previously served as a director, Chief Executive Officer and Chairman of Tiga from July 2020 to November 2022. In April 2021, he also joined the board of directors of EDBI Pte Ltd, which is the fund management company for EDB Investment Pte Ltd, the independent equity investment arm of Singapore’s Economic Development Board. Prior to August 2018, Mr. Zage was managing director and Chief Executive Officer of Farallon Capital Asia Pte Ltd, which invests capital on behalf of Farallon Capital Management LLC, where he was a partner. Mr. Zage joined Farallon Capital Management LLC in March 2000 and in 2002 set up and ran Farallon Capital Asia Pte Ltd (also previously known as Noonday Asset Management Asia Pte Ltd). Prior to joining Farallon, Mr. Zage was a Vice President at Goldman Sachs (Singapore) Pte Ltd in the Investment Banking Division having also worked for Goldman Sachs in New York and Los Angeles. Mr. Zage continues to serve as a part-time senior advisor at Farallon and he is also a member of the board of directors of Toshiba Corporation and Whitehaven Coal Limited as well as a member of the Board of Commissioners of PT Lippo Karawaci Tbk. Mr. Zage received his Bachelor of Science degree in Finance and Accounting from the University of Illinois, Urbana-Champaign in 1992. Mr. Zage’s qualifications to serve on our board include nearly three decades of investment experience in public and private debt, public and private equity and real estate across a wide variety of industries and geographies, and his strategic vision and experience as a board member of public and private companies in a wide variety of industries. Mr. Zage provides high-value added services to the board of directors and has sufficient time to focus on our business.

James Fu Bin Lu. Mr. Lu has served as the Chairperson of the board of directors since November 2022. Mr. Lu previously served as Legacy Grindr’s Chairperson from June 2020 to November 2022. Mr. Lu has served as a Director, the Chairman and the Chief Executive Officer of Life Concepts Holdings Limited, an investment company mainly engaged in restaurant operations, since October 2018. Mr. Lu has also served as a Director of Fusion Media Limited, an Internet publishing company, since February 2021, and a Director of Global Commerce Technology Limited, a software development company, since February 2022. Mr. Lu previously served as the Global Head of Amazon Marketing Services (now Amazon Advertising), the advertising branch of Amazon.com, Inc., a technology company that focuses on e-commerce, cloud computing and digital streaming company, from 2011 to 2015, and served as the Vice President of content ecosystems at Baidu, Inc., a technology company specializing in Internet-related services and products and artificial intelligence, from 2015 to 2017. In 2006, Mr. Lu founded Yoolin, a social network, and served as its Chief Executive Officer from 2006 to 2007. Mr. Lu was a founding member and the director of product management at Chegg, Inc., a textbook rental company, from 2007 to 2011. Mr. Lu received master’s degrees in Electrical Engineering and Computer Science, and graduated summa cum laude, from the University of Michigan. We believe Mr. Lu’s business experience, technical knowledge and experience in the social network industry qualify him to serve as our Chairperson and a member of the board of directors.
J. Michael Gearon, Jr. Mr. Gearon has served as a member of the board of directors since November 2022. Mr. Gearon has been the Founder, Chairman and the Chief Executive Officer of 28th Street Ventures, LLC since March 2007. Mr. Gearon previously served as Chairman of Pan Asia Tower, a wireless communications and broadcast infrastructure company, from 2013 to November 2019. Mr. Gearon served as the Chairman Advisor at PT Serana Menara Nusantara Tbk, the largest tower telecommunication company in the Republic of Indonesia, from 2007 to 2016, and as the Vice Chairman of American Tower Corp, an owner and operator of cell towers, from 2002 to 2007 and as a Director on the board of directors of the same company from 1998 to 2003. Mr. Gearon also co-founded the American Tower Corp.’s international business in 1999 and served as a Director of TV Azteca S.A. de C.V., a television network, from 1999 to 2003. Mr. Gearon was named Ernst &Young USA Today Entrepreneur of the Year in 1997. He has been a part owner of the National Basketball Association’s Atlanta Hawks since 2004 and the co-owner of the National Hockey League’s Atlanta Thrashers from 2003 to 2010. He served as the Governor of Atlanta Hawks from 2005 to 2009, and also acted as the Co-Managing Partner of, and a member of the board of directors of, the Atlanta Hawks from 2004 to 2015. Mr. Gearon received a bachelor’s degree, cum laude, in Inter-Disciplinary Studies from Georgia State University. We believe Mr. Gearon’s extensive experience in the technology industry and his experience as an executive and director qualify him to serve as a member of the board of directors.
Daniel Brooks Baer. Mr. Baer has served as a member of the board of directors since November 2022. Mr. Baer is a senior vice president for policy research at the Carnegie Endowment for International Peace. He was Executive Director of the Colorado Department of Higher Education from May 2018 to February 2019. He previously served as the United States Ambassador to the Organization for Security and Co-operation in Europe from September 2013 to January 2017. Prior to that, he served as the Deputy Assistant Secretary of State for the Bureau of Democracy, Human Rights, and Labor from 2009 to 2013. Prior to that, he was an Assistant Professor of Strategy, Economics, Ethics and Public Policy at the McDonough School of Business at Georgetown University from 2008 to 2009. He was also a Faculty Fellow at Harvard University’s Safra Center for Ethics. Prior to that, he was a project leader at Boston Consulting Group, a management consulting firm, from 2004 to 2007. Mr. Baer received a Bachelor of Arts degree in Social Studies and African American Studies from Harvard University. He was also a Marshall Scholar at Oxford University, where he earned a master’s degree and doctoral degree in International Relations. We believe Mr. Baer’s political and educational experiences qualify him to serve as a member of the board of directors.
Meghan Stabler. Ms. Stabler has served as a member of the board of directors since November 2022. Ms. Stabler has been the Senior Vice President of BigCommerce Pty Ltd. (Nasdaq: BIGC), a leading software-as-a-service (SaaS) ecommerce platform that empowers merchants of all sizes to build, innovate and grow their business online, since March 2022 and was previously the Vice President of Global Product Marketing, Communications and International Marketing at BigCommerce, Inc. from December 2018 to March 2022. She was a board member of Lamba Legal, a civil rights organization, from March 2021 to December 2021, and she has been a board member of Kaleido Health Solutions, Inc., a mobile Health/Telehealth application development company, since January 2021. She has also been the Super Delegate Appointed Platform Committee member and Party Leader and Elected Official for the Democratic National Committee since January 2020. Ms. Stabler has also been a member of the board of directors for the Democratic Majority for Israel, an advocacy group, since January 2019. She has been a member of the board of directors of Planned Parenthood Federation of America, a nonprofit organization that provides reproductive healthcare, since May 2019. Ms. Stabler was also a member on the board of directors of Athlete Ally, a nonprofit LGBTQ athletic advocacy group, from 2015 to January 2017. Ms. Stabler previously served on the Board of Advisors of Segall Bryant & Hamill, an investment firm, from 2014 to February 2020. Prior to that, she was a Senior Advisor of Product Lifecycle Management and Product Management, Vice President of Product Management and Marketing and Vice President of Strategic Solutions and Product Marketing at CA Technologies, a Broadcom company, from 2010 to November 2018. She was also a member on the board of directors for the Human Rights Campaign, an LGBTQ advocacy group and political lobbying organization, from 2009 to October 2017. She was also an advisory member to President Obama’s National LGBT Policy Committee from 2008 to 2016, and served on the National Business Advisory Council for the Human Rights Campaign from 2008 to April 2020. She was a member of the board of directors of the AIDS Foundation Houston, Inc., a nonprofit organization, from 2007 to 2011. She was also a Vice President of Product Management and Marketing for BMC Software, Inc., an information technology services and consulting company, from 2003 to 2010. We believe Ms. Stabler’s business and marketing expertise, her LGBTQ advocacy experiences and her prior service as a director qualify her to serve as a member of the board of directors.
Gary I. Horowitz. Mr. Horowitz has served as a member of the board of directors since November 2022. Mr. Horowitz has been General Counsel of Integrum Holdings, LP, a private equity firm, since January 2023. He was previously a partner in the corporate department at Simpson Thacher & Bartlett LLP from 1989 through December 2022, and joined the firm in 1982. He was also the President of Miracle House, a nonprofit organization, from 2004 to 2007. Mr. Horowitz received his Bachelor of Science degree in Industrial and Labor Relations from Cornell University. He also received his juris doctor degree from the Columbia Law School, where he was an editor on the Columbia Law Review. We believe Mr. Horowitz’s extensive legal experience qualify him to serve as a member of the board of directors.
Maggie Lower. Ms. Lower has served as a member of the board of directors since November 2022. She has served as a Strategic Advisor to Clu, a recruitment software company, since March 2022. She has also served as a Senior Board Advisor to Scoperta, a digital wine and consumer business, and Simon Data, Inc., a customer data platform, since February 2021. She has also served as a Senior Board Advisor to DealEngine, Inc., a startup analytics company, since September 2020. Ms. Lower was the Chief Marketing Officer of Hootsuite Media Inc., a social media management platform, from July 2021 through March 2023. Prior to that, she was the Chief Marketing Officer of Cision US Inc., a provider of media software and services, from July 2020 to June 2021, and the Senior Vice President and Chief Marketing Officer at TrueBlue Inc., a staffing and workforce management company, from January 2018 to July 2020. Prior to that, she served as an Executive Vice President of Marketing at Alight Solutions, LLC, a cloud-based provider of integrated digital human capital and business solutions, which was previously part of Aon PLC and spun off to Blackstone Group LP, from May 2017 to November 2017. Ms. Lower was also a Senior Vice President and Head of Global Marketing at Aon PLC, a professional services firm, from July 2012 to May 2017. She previously served as the Director and Senior Vice President and Client and Business Management Executive at Bank of America, an investment bank and financial services company, from June 2011 to July 2012. She was a Director and Senior Vice President and Head of Investment Infrastructure, Analytics and Client Reporting at Bank of America Merrill Lynch Retirement & Philanthropic Services from 2007 to 2011. Ms. Lower received her Bachelor of Arts degree in History and graduated cum laude from Hamilton College. She also holds an M.B.A. from Northwestern University, Kellogg School of Management. We believe Ms. Lower’s extensive experience in the financial industry and her experience as an executive qualify her to serve as a member of the board of directors.
Nathan Richardson. Mr. Richardson has served as a member of the board of directors since November 2022. Mr. Richardson was an Executive Vice President at Red Ventures from August 2019 until October 2021. Mr. Richardson is the co-Founder of Trading Ticket, Inc., a financial technology company, and served as its Chief Executive Officer from April 2014 to August 2019. He is also the co-Founder of Waywire, a video sharing website, and served as its Chief Executive Officer from April 2012 to August 2013. Prior to that he was the President of Gilt City, Inc., a subsidiary of Gilt Groupe Inc., which is an online shopping and lifestyle website, from 2009 to 2012. Prior to that he was a Senior Vice President and General Manager at Dow Jones Online at Dow Jones & Company, Inc., a publishing firm, from 2005 to 2006. Mr. Richardson worked at Yahoo Inc. from 2000 to 2005, most recently as a General Manager in its finance division. Prior to that, he served as a Global Emerging Markets Management Associate at Citigroup Inc., an investment bank and financial services company, from1998 to 1999. Mr. Richardson also previously served as a director of Caribe Media, Inc. from 2011 to 2019. Mr. Richardson served as a director of Pyxus (NYSE: Pyx) from February 2019 to August 2020. Mr. Richardson received his Bachelor of

Science degree in Business from Babson College and holds an M.B.A. from Georgetown University. We believe Mr. Richardson’s extensive experience in the finance and commerce industries and his experience as an executive qualify him to serve as a member of the board of directors.
Board Diversity
Our board of directors is one of the most diverse in terms of LGBTQ representation. We took a proactive approach to recruiting our independent directors, specifically looking for leaders with exceptional professional experience as well as the lived experiences crucial to understanding the LGBTQ community. Our majority LGBTQ board, including four gay men, one lesbian, and one trans lesbian, bring diverse worldviews and a shared commitment to Grindr’s success and to continued LGBTQ representation in our board governance.
Board Leadership Structure
We believe that all members of our board of directors should have a voice in the affairs and the management of Grindr. The board of directors believes that our stockholders are best served at this time by having an independent Chairperson, who is an integral part of our board of directors structure and a critical aspect of effective corporate governance. Mr. Lu has served as Chairperson of our board of directors since the closing of the Business Combination in November 2022, and previously served as the Chairperson of Legacy Grindr from June 2020 to November 2022. Mr. Lu brings considerable skills and experience, as described above, to the role. While our Chief Executive Officer maintains primary responsibility for preparing the agendas for meetings of our board of directors, our Chairperson has significant responsibilities, which are set forth in our bylaws, and include, in part:
•	Presiding over meetings of the independent directors;
•
Coordinating with the committee chairs regarding meeting agendas and informational requirements, and presiding over portions of meetings of our board of directors at which the evaluation or compensation of the Chief Executive Officer is presented or discussed or at which the performance of the board of directors is performed or discussed;

•	Coordinating the activities of the other directors, and performing such other duties our board of directors may establish or delegate from time to time; and
•	Acting as principal liaison between the members of our board of directors and the Chief Executive Officer.
The active involvement of our independent directors, combined with the qualifications and significant responsibilities of our Chairperson and other directors, provide balance on our board of directors and promote strong, independent oversight of our management and affairs.
Role of the Board of Directors in Risk Oversight
One of the key functions of the board of directors is informed oversight of our risk management process. The board of directors does not anticipate having a standing risk management committee, but rather anticipates administering this oversight function directly through our board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. Our board of directors and its committees consider specific risk topics, including risks associated with our strategic plan, business operations, capital structure, information technology, data privacy and cyber security. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the board of directors as quickly as possible.
Our audit committee has the responsibility to consider and discuss with management and the auditors, as appropriate, the Company’s guidelines and policies with respect to financial risk management and financial risk assessment, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures. Areas of focus for the audit committee include the Company’s policies and other matters relating to our investments, cash management, major financial risk exposures, the adequacy and effectiveness of our cyber security and data privacy policies and practices and the internal controls regarding cyber security, ESG and data privacy, and the steps taken by management to monitor and mitigate or otherwise control these exposures and to identify future risks. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The nominating and corporate governance committee also oversees and reviews with management the Company’s major legal compliance and public policy matter risk exposures and the steps management has taken to monitor or mitigate such exposures. Our privacy and trust committee oversees and assesses our data privacy policies, programs and practices and identifies and monitors risks related to compliance with applicable privacy and data use laws, as well as risks associated with public policy developments related to LGBTQ legal rights and user safety.
In connection with its reviews of the operations and corporate functions of our company, our board of directors addresses the primary risks associated with those operations and corporate functions. In addition, our board of directors reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. While the board of directors and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the board of directors and its committees on such matters.
Family Relationships
There are no family relationships between the board of directors and any of our executive officers.
Director Independence
As required under the NYSE listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board of directors consults with the Company’s counsel to ensure that the board of directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE, as in effect from time to time. Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of the director’s family members, and the Company, its senior management and its independent auditors, the board of directors has affirmatively determined that the following directors are independent directors within the meaning of the applicable NYSE listing standards: James Fu Bin Lu, J. Michael Gearon Jr., Daniel Brooks Baer, Meghan Stabler, Gary I. Horowitz, Maggie Lower and Nathan Richardson. In making this determination, the board of directors found that none of these nominees for director had a material or other disqualifying relationship with the Company.
In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our board of directors deemed relevant in determining their independence. Our independent directors meet in executive session without management present if circumstances warrant when the full board of directors convenes for a regularly scheduled meeting or a special meeting. The independent directors at such executive sessions shall designate an independent director to preside over the executive session.
Board Meetings and Committees
Following the closing of the Business Combination, our board of directors held one meeting (including regularly scheduled and special meetings) during the last fiscal year. With respect to the committees of our board of directors, the audit committee did not meet, the compensation committee did not meet, the nominating and corporate governance committee did not meet and the privacy and trust committee did not meet during the fiscal year ended December 31, 2022. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

Committees of the Board of Directors
We have a standing audit committee, compensation committee, nominating and corporate governance committee and privacy and trust committee. In addition, from time to time, special committees may be established under the direction of the board of directors when the board deems it necessary or advisable to address specific issues. The following table provides membership and meeting information for the year ended December 31, 2022 for each of the standing board committees:
Name	Audit	Compensation	Nominating and Corporate Governance	Privacy and Trust
George Arison
G. Raymond Zage, III
James Fu Bin Lu		X	X*
J. Michael Gearon, Jr.		X*
Daniel Brooks Baer				X*
Meghan Stabler	X			X
Gary I. Horowitz	X
Maggie Lower			X	X
Nathan Richardson	X*	X
Total meetings in fiscal 2022	0	0	0	N/A**
*	Committee Chair
**	The privacy and trust committee was formed in April 2023.
Copies of our committee charters are posted on our website, investors.grindr.com, as required by applicable SEC and NYSE rules. The information on or available through any of such website is not deemed incorporated in this proxy statement and does not form part of this proxy statement.
Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. Our board of directors has determined that each member of each committee meets the applicable NYSE rules and regulations regarding “independence” and each member is free of any relationship that would impair their individual exercise of independent judgment with regard to us.
Audit Committee
The audit committee consists of Nathan Richardson, Gary I. Horowitz, and Meghan Stabler. Our board of directors has determined that each member of the audit committee satisfies the independence requirements under the NYSE listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of the audit committee is Nathan Richardson. Our board of directors has determined that Nathan Richardson is an “audit committee financial expert” within the meaning of SEC regulations. Each member of the audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors has examined each audit committee member’s scope of experience and the nature of their employment. The board of directors has adopted a written audit committee charter that is available to stockholders on our website at investors.grindr.com.
Both our independent registered public accounting firm and management periodically will meet privately with our audit committee.
The primary purpose of the audit committee is to discharge the responsibilities of the board of directors with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of the audit committee include:
•	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•	discussing with our independent registered public accounting firm their independence from management;
•	reviewing with our independent registered public accounting firm the scope and results of their audit;

•	pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•	reviewing and overseeing compliance with certain of our policies applicable to directors and employees, including, among other things, the Related-Person Transactions Policy;
•	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and
•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.
Compensation Committee
Our compensation committee consists of J. Michael Gearon, James Fu Bin Lu and Nathan Richardson. The chair of the compensation committee is J. Michael Gearon. Our board of directors has determined that each member of the compensation committee is independent under the NYSE listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. Our board of directors has adopted a written compensation committee charter that is available to stockholders on our website at investors.grindr.com.
The primary purpose of the compensation committee is to discharge the responsibilities of the board of directors in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the compensation committee include:
•	reviewing, overseeing, modifying and approving our overall compensation strategy and policies;
•	reviewing and approving the compensation of the Chief Executive Officer;
•	making recommendations to the board of directors regarding the compensation of our senior management and directors;
•	reviewing and approving certain of our policies applicable to directors;
•	reviewing and approving or making recommendations to the board of directors regarding our incentive compensation and equity-based plans and arrangements; and
•	reviewing and establishing appropriate insurance coverage for our directors and officers.
Compensation Committee Processes and Procedures
Typically, the compensation committee will meet at least annually and with greater frequency if necessary. The compensation committee also acts periodically by unanimous written consent in lieu of a formal meeting. In addition, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The charter of the compensation committee grants the compensation committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the compensation committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. The compensation committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the compensation committee. In particular, the compensation committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the compensation committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NYSE, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serve, or have served during the last year, as a member of the board of directors or compensation committee of any entity, other than Grindr, that has one or more executive officers serving as a member of the board of directors.
Privacy and Trust Committee
The privacy and trust committee consists of Daniel Brooks Baer, Maggie Lower and Meghan Stabler. The chair of the privacy and trust committee is Daniel Brooks Baer. Our board of directors has determined that each member of the privacy and trust committee is independent under the NYSE listing standards. Our board of directors has adopted a written privacy and trust committee charter that is available to stockholders on the Company’s website at investors.grindr.com.
We formed the privacy and trust committee in early 2023 to exercise oversight related to privacy and other matters impacting user trust, privacy and safety. Specific responsibilities of the privacy and trust committee include:
•
reviewing and discussing with management our programs and practices related to data privacy, the adequacy of our data privacy policies, and our compliance with applicable privacy and data use laws and regulations;

•
overseeing our policies and practices related to user trust and safety and reviewing and discussing with management issues impacting safety and wellbeing, including the adequacy of our user trust and safety tools and our attention to protections of users in jurisdictions with limited LGBTQ legal rights;

•	discussing with management our compliance with applicable data use laws and any correspondence with regulators or governmental agencies that raise material issues; and
•	reviewing and discussing with management political and public policy developments relevant to our business and operations, including developments related to LGBTQ legal rights and user safety.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of James Fu Bin Lu and Maggie Lower. The chair of the nominating and corporate governance committee is James Fu Bin Lu. Our board of directors has determined that each member of the nominating and corporate governance committee is independent under the NYSE listing standards. Our board of directors has adopted a written nominating and corporate governance committee charter that is available to stockholders on the Company’s website at investors.grindr.com.
Specific responsibilities of the nominating and corporate governance committee include:
•	identifying individuals qualified to become new board members, consistent with criteria approved by the board of directors;
•	identifying members of the board qualified to fill vacancies on any board committee and recommending that the board of directors appoint the identified member or members to the applicable committee;
•	reviewing and recommending to the board of directors the compensation program for the board of directors’ non-executive directors;
•	reviewing and recommending to the board of directors corporate governance principles applicable to us;
•	overseeing the evaluation and performance of the board of directors and management;
•	reviewing and overseeing compliance with certain of our policies applicable to directors, including, among other things, the Code of Business Conduct and Ethics;
•	overseeing legal, regulatory and public policy matters material to us, particularly with respect to matters that could have a significant reputational impact on us; and
•	handling such other matters that are specifically delegated to the committee by the board of directors from time to time.

Considerations in Evaluating Director Nominees
Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. In conducting this assessment, the board of directors considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the board of directors and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the board of directors reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the board of directors also determines whether the nominee must be independent for NYSE purposes. Prior to the closing of the Business Combination, a professional search firm assisted Legacy Grindr in the identification and evaluation of Maggie Lower, Meghan Stabler, Gary I. Horowitz, and Nathan Richardson as potential members of the post-closing board of directors of the Company. Some of the qualifications that our nominating and corporate governance committee considers include, without limitation, (i) possessing relevant expertise upon which to be able to offer advice and guidance to management, (ii) having sufficient time to devote to the affairs of the Company, (iii) demonstrating excellence in the nominee’s field, (iv) having the ability to exercise sound business judgment, (v) experience as a board member or executive officer of another publicly held company, (vi) having a diverse personal background, perspective and experience, and (vii) having the commitment to rigorously represent the long-term interests of the Company’s stockholders. The board of directors believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. Members of our board of directors are expected to prepare for, attend, and participate in all board of directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Stockholder Recommendations for Nominations to the Board of Directors
Our nominating and corporate governance committee will consider director candidates recommended by stockholders so long as such recommendations comply with our restated certificate of incorporation, bylaws, stockholder director recommendation policy and applicable laws, rules and regulations, including those promulgated by the SEC. Our nominating and corporate governance committee will only evaluate recommendations from a stockholder if such stockholder (i) is a stockholder of record at the time of such recommendation, (ii) is entitled to vote in the annual meeting of the stockholders and (iii) has otherwise complied with the notice procedures set forth in our bylaws. There is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills, and experience, including appropriate financial and other expertise relevant to our business.
Eligible stockholders wishing to recommend a candidate for nomination should deliver a written recommendation to the nominating and corporate governance committee, c/o Grindr Inc., 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, CA 90069, Attn: Secretary. To be timely for the 2024 annual meeting of stockholders, nominations must be received by our Secretary observing the same deadlines for stockholder proposals discussed above under “What is the deadline for stockholders to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?” Recommendations must include the candidate’s name, home and business contact information, detailed biographical data and relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of the Company’s capital stock. The recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership.
Communications with the Board of Directors
Interested parties wishing to communicate with our board of directors or with individual members of our board of directors may do so by writing to our board of directors or to the particular members of our board of directors, and mailing the correspondence to our Secretary at Grindr Inc., 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, CA 90069. Our Secretary, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairperson of our board of directors.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our website at investors.grindr.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.
Director Compensation
We have a non-employee director compensation policy pursuant to which our non-employee directors are eligible to receive equity awards and annual cash compensation for service on our board of directors and committees of our board of directors. The board of directors expects to review director compensation periodically to ensure that director compensation remains competitive such that we are able to recruit and retain qualified directors.
In connection with the closing of the Business Combination, our board of directors approved the following cash and equity compensation (as applicable) for each of our non-employee directors serving as of immediately following the closing of the Business Combination:
•	$100,000 for the 12-month period beginning upon the consummation of the Business Combination, 20% of which shall be paid in cash and 80% of which shall be paid in the form of shares of common stock;
•
for every non-employee director who is elected to chair a committee of the board of directors, an additional $25,000, 20% of which shall be paid in cash and 80% of which shall be paid in the form of shares of common stock; and

•
an award of restricted stock units covering 5,000 shares of our common stock to the extent the non-employee director was not chair of a committee of the board of directors immediately following the closing of the Business Combination or an award of restricted stock units covering 6,250 shares of our common stock to the extent the non-employee director was chair of a committee of the board of directors immediately following the closing of the Business Combination, which in each case vested as to one-half of the award on March 15, 2023, and as to the remaining one-half of the award vests on the earlier of (i) June 15, 2023 and (ii) the first annual general meeting of Company stockholders following the closing of the Business Combination, subject to the non-employee director remaining in continuous service through each vesting date.

Director Compensation for 2022
The table below summarizes the compensation paid to our non-employee directors during the year ended December 31, 2022:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
James Fu Bin Lu(1)(2)	311,779	63,625	375,404
J. Michael Gearon, Jr.(2)	3,125	63,625	66,750
G. Raymond Zage, III(2)(3)	311,154	50,900	362,054
Maggie Lower(2)	2,500	50,900	53,400
Daniel Brooks Baer(2)	2,500	50,900	53,400
Meghan Stabler(2)	2,500	50,900	53,400
Gary I. Horowitz(2)	2,500	50,900	53,400
Nathan Richardson(2)	3,125	63,625	66,750
(1)
In June 2020, Legacy Grindr entered into a director services agreement with James Fu Bin Lu. Prior to terminating the agreement in connection with the Business Combination, the agreement entitled Mr. Lu to receive an annual fee of $350,000, to be paid on a quarterly basis, for the services he provided as a director to Legacy Grindr.

(2)
Upon the consummation of the Business Combination, each director was granted an award of 5,000 restricted stock units and each director who serves as a chair of a board committee received an additional award of 1,250 restricted stock units. Half of the total restricted stock unit awards vested on March 15, 2023 and the remaining half vest on the earlier of (i) June 15, 2023 and (ii) the first annual general meeting following the closing of the Business Combination, subject to the director remaining in service through the vesting date.

(3)
In June 2020, Legacy Grindr entered into a board advisor agreement with G. Raymond Zage, III. Prior to terminating the agreement in connection with the Business Combination, the agreement entitled Mr. Zage to receive an annual fee of $350,000, to be paid on a quarterly basis, for the services he provided as an advisor to Legacy Grindr.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our board of directors is currently composed of nine members, each of whom is a nominee for director this year. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier resignation or removal.
Each of the nominees listed below is currently a director of the Company and each nominee has consented to being named in this proxy statement and to serve if elected. No arrangement or undertaking exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee, and there are no family relationships among any of our directors or executive officers. It is the Company’s policy that directors and nominees for director are expected to attend the Annual Meeting.
Nominees
For information concerning the nominees, please see the section titled “Nominees for Director” above, which contains biographies of the nominees for election at the Annual Meeting, including their respective ages, as of the date of this proxy statement. Each biography includes information regarding the specific experience, qualifications, attributes or skills that led the nominating and governance committee and the board of directors to determine that the applicable nominee should serve as a member of the board of directors.
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of each of George Arison, G. Raymond Zage, III, James Fu Bin Lu, J. Michael Gearon, Jr., Daniel Brooks Baer, Meghan Stabler, Gary I. Horowitz, Maggie Lower and Nathan Richardson. If any nominee becomes unavailable for election as a result of an unexpected occurrence, our board of directors may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee, unless our board of directors chooses to reduce the number of directors serving on our board of directors. We have no reason to believe that any nominee will be unable to serve.
Vote Required
The election of directors requires a plurality vote of the voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Accordingly, the nine nominees receiving the highest number of affirmative votes will be elected. Broker non-votes and abstentions will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has selected Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. E&Y has served as our auditor since 2020 (inclusive of service as the independent registered public accounting firm for Legacy Grindr prior to the Business Combination). Representatives of E&Y are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholders’ ratification of the selection of E&Y as our independent registered public accounting firm. However, our audit committee is submitting the appointment of E&Y to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If our stockholders do not ratify the appointment of E&Y, our board of directors may reconsider the appointment. Even if the selection is ratified, our audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.
Change in Independent Registered Accounting Firm
As previously disclosed, on November 18, 2022, our board of directors approved the engagement of E&Y as our independent registered public accounting firm for the year ending December 31, 2022. E&Y previously served as the independent registered public accounting firm of Legacy Grindr prior to the Business Combination. Accordingly, WithumSmith+Brown, PC (“Withum”), Tiga’s independent registered public accounting firm prior to the Business Combination, was informed on November 18, 2022 that it would be dismissed and replaced by E&Y as the Company’s independent registered public accounting firm. Our board of directors approved the decision to change our independent registered public accounting firm.
Withum’s report of independent registered public accounting firm dated March 22, 2022 on Tiga’s balance sheet as of December 31, 2021 and 2020, the related statements of operations, changes in shareholders’ deficit and cash flows for the year ended December 31, 2021 and for the period from July 27, 2020 (Tiga’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, except for an explanatory paragraph as to Tiga's ability to continue as a going concern, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the period from July 27, 2020 through December 31, 2021 and the subsequent interim period through November 18, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference thereto in its reports on Tiga’s financial statements for such periods.
During the period from July 27, 2020 through December 31, 2021 and the subsequent interim period through November 18, 2022, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management over financial reporting, which was remediated by Tiga during the six months ended June 30, 2022. During the period from July 27, 2020 through December 31, 2021 and the subsequent interim period through November 18, 2022, neither we, nor anyone on our behalf consulted with E&Y regarding (i) the application of accounting principles to a specified transaction (either completed or proposed); or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to the Company by E&Y that E&Y concluded was an important factor considered by us in reaching a decision as to such accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.
We previously provided Withum with a copy of the foregoing disclosures regarding the dismissal reproduced in this proxy statement and received a letter from Withum addressed to the SEC stating that it agreed with the above statements. Such letter from Withum was filed as Exhibit 16.1 to Amendment No. 2 to our Registration Statement on Form S-1 filed on February 9, 2023.

Principal Accounting Fees and Services
The following tables set forth the aggregate fees for professional audit services and other services rendered by E&Y for the years ended December 31, 2022 and 2021 (including Legacy Grindr, in the case of E&Y) and by Withum for the fiscal years ended December 31, 2022 and 2021, respectively.
E&Y
	Fiscal Year Ended
	2022	2021
	(in thousands)
Audit Fees(1)	$5,573	$2,494
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$5,573	$2,494
(1)
Audit Fees in 2022 consisted of fees for audit services primarily related to the audit of the annual consolidated financial statements; the reviews of the quarterly consolidated financial statements; the reviews of SEC Form S-4 in connection with the Business Combination; the reviews of SEC Forms S-1; consents and assistance with and review of other documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board.

Withum
	Fiscal Year Ended
	2022	2021
	(in thousands)
Audit Fees(1)	$191,360	$83,520
Audit-related Fees	—	—
Tax Fees	$3,900	$6,605
All Other Fees	—	—
Total Fees	$195,260	$90,125
(1)	Audit Fees for 2022 also include $10,920 of fees incurred in connection with providing consents after the consummation of the Business Combination.
Auditor Independence
In the year ended December 31, 2022, there were no other professional services provided by E&Y that would have required our audit committee to consider their compatibility with maintaining the independence of E&Y.
Audit Committee Pre-Approval Policies and Procedures
The audit committee is responsible for appointing, setting compensation, and overseeing the work of E&Y as our independent registered public accounting firm. The audit committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent registered public accounting firm.
On an ongoing basis, management communicates specific projects and/or categories of service for which the advance approval of the audit committee is requested. The audit committee reviews these requests and scope of services and through discussions with E&Y and management, advises management if the audit committee approves the engagement of E&Y. The audit committee authorizes its chair to pre-approve all non-audit services on behalf of the audit committee during periods between regularly scheduled meetings, subject to ratification by the audit committee. On a periodic basis, management and/or E&Y reports to the audit committee regarding the actual spending for such projects and services compared to the approved amounts. The services performed by E&Y may include audit services, audit-related services, tax services, and, in limited circumstances, other services.

Vote Required
The ratification of the appointment of E&Y as our independent registered public accounting firm requires the affirmative vote of a majority of voting power of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF E&Y.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2022 with our management. The audit committee has also reviewed and discussed with E&Y, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee has also received the written disclosures and the letter from E&Y required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with E&Y the accounting firm’s independence.
Based on the foregoing, the audit committee has recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and filed with the SEC.
Members of the Audit Committee

Nathan Richardson, Chair
Gary I. Horowitz
Meghan Stabler
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Grindr Inc. under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS
The following table identifies certain information about our executive officers as of April 25, 2023. Our executive officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers.
Name	Age	Position
Executive Officers and Director
George Arison	45	Chief Executive Officer, Director
Vandana Mehta-Krantz	55	Chief Financial Officer
Austin “AJ” Balance	36	Chief Product Officer
See the section titled “Directors, Executive Officers and Corporate Governance—Nominees for Director” for the biography of Mr. Arison.
Vandana Mehta-Krantz. Ms. Mehta-Krantz has served as our Chief Financial Officer since November 2022, and served as the Chief Financial Officer of Legacy Grindr from September 2022 to November 2022. Prior to joining Legacy Grindr, Ms. Mehta-Krantz was the Chief Financial Officer of Passport Labs, Inc., a transportation software and payments company, from August 2021 to August 2022. Ms. Mehta-Krantz served as the Chief Financial Officer of Masterclass (Yanka Industries, Inc.), an e-learning streaming platform, from December 2020 to September 2021. From September 2017 to September 2020, Ms. Mehta-Krantz was the Chief Financial Officer of Disney Streaming Services, a media company, during the preparation and successful launch of the highly anticipated Disney+ video streaming business. In that role, Ms. Mehta-Krantz was responsible for scaling the technology and business functions globally, implementing the systems and processes to handle the new business line, planning and forecasting subscriber counts and financial results by country, as well as developing and publishing the operating metrics to run the business. Ms. Mehta-Krantz was also the Chief Financial Officer and a board member for Bamtech Media, a media company, which launched ESPN+, from September 2017 to August 2020. Previously, Ms. Mehta-Krantz held three different divisional chief financial officer roles at Thomson Reuters, a media company, from 2007 to 2016, including the Chief Financial Officer of Reuters Media, the Chief Financial Officer of Institutional Equities and the Chief Financial Officer of the Wealth Management division. Prior to 2007, Ms. Mehta-Krantz held positions at PricewaterhouseCoopers, Merrill Lynch, Morgan Stanley and Credit Suisse. Ms. Mehta-Krantz has been an independent director of Skillz Inc. since 2020. Ms. Mehta-Krantz qualified for the Chartered Accountancy designation in Canada in 1990 and the Chartered Financial Analyst designation in 1997. Ms. Mehta-Krantz received a bachelor’s degree in mathematics from the University of Waterloo in Canada.
Austin “AJ” Balance. Mr. Balance has served as our Chief Product Officer since November 2022 and served as the Chief Product Officer of Legacy Grindr from December 2021 to November 2022. Prior to joining Legacy Grindr, Mr. Balance was the lead product manager of the Driving Team at Uber Technologies, Inc., a transportation technology company that offers services through mobile applications and websites, where he worked from September 2016 to December 2019, and the co-Founder and Chief Executive Officer of Dispatcher, Inc., a logistics technology platform for long-haul truckers and freight shippers, from November 2013 to August 2016. Prior to that, Mr. Balance was a product manager at Gigwalk, a software solutions company, from 2011 to 2013 and an analyst in corporate strategy and business development at The Walt Disney Company, a multinational entertainment and media conglomerate, from 2009 to 2011. Mr. Balance received an MBA from the Stanford Graduate School of Business and a bachelor’s degree from Stanford University.

EXECUTIVE COMPENSATION
As used in this section, “Grindr” refers to Legacy Grindr prior to the closing of the Business Combination and Grindr after the closing of the Business Combination. Upon the closing of the Business Combination, the executive officers of Legacy Grindr became executive officers of Grindr.
Throughout this section, unless otherwise noted, “we,” “us,” “our,” “the Company” and similar terms refer to Grindr and its subsidiaries prior to the Closing, and to Grindr and its subsidiaries after the Business Combination. This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt following the completion of the Business Combination may differ materially from the currently planned programs summarized in this discussion.
For the year ended December 31, 2022, our named executive officers consisted of two former principal executive officers, and our only other three executive officers who were serving in such capacity as of December 31, 2022:
•	George Arison, Chief Executive Officer and director;
•	Vandana Mehta Krantz, Chief Financial Officer;
•	Jeffrey C. Bonforte, Former Chief Executive Officer;
•	Gary C. Hsueh, Former Chief Financial Officer; and
•	Austin “AJ” Balance, Chief Product Officer.
Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2022 and 2021:
Name and Principal Position	Year	Salary(1)	Bonus	Stock Awards	Option Awards(7)	Total
George Arison(2) Chief Executive Officer	2022	$212,991	$—	44,051,331	—	44,264,322
	2021	—	—	—	—	—
Vandana Mehta Krantz(3) Chief Financial Officer	2022	136,305	112,500	5,387,410	—	5,636,215
	2021	—	—	—	—	—
Jeffrey C. Bonforte(4) Former Chief Executive Officer	2022	526,796	—	—	—	526,796
	2021	375,000	—	—	—	375,000
Gary C. Hsueh(5) Former Chief Financial Officer	2022	439,296	—	—	—	439,296
	2021	370,833	—	—	—	370,833
Austin “AJ” Balance Chief Product Officer	2022	376,959	25,000	959,373	—	401,959
	2021	28,409	25,000(6)	—	1,767,000	1,820,409
(1)	Represents amounts earned during the years ended December 31, 2022 and 2021, whether or not paid in 2022 or 2021.
(2)
Mr. Arison was hired as our Chief Executive Officer in October 2022. Mr. Arison’s annualized base salary as of December 31, 2022 was $1,000,000. 3,750,000 restricted stock units were granted to Mr. Arison by the Company on November 15, 2022. We treated the grant date of these restricted stock units as of November 15, 2022, pursuant to Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. In addition, in the event our average market capitalization over any 90-day period exceeds $5 billion, or the First CEO Hurdle, Mr. Arison will receive a fully vested restricted stock unit award, or the First Arison Performance Award, representing the right to receive a number of shares of common stock determined by dividing $20 million by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the First CEO Hurdle and in the event our average market capitalization over any 90-day period exceeds $10 billion, or the Second CEO Hurdle, Mr. Arison will receive a fully vested restricted stock unit award, or the Second Arison Performance Award, representing the right to receive a number of shares of common stock determined by dividing $30 million by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the Second CEO Hurdle. We treated the grant date of these performance awards as of November 15, 2022, pursuant to FASB ASC Topic 718, but these performance awards have not yet been issued to Mr. Arison by the board of directors or any authorized committee or other person. The amounts reported for Mr. Arison’s performance awards are based on the probable outcome of the performance conditions as determined on the grant date. If we achieve the highest level of performance under Mr. Arison’s performance awards, their grant date value would be as follows: $20,000,000 for the First Arison Performance Award and $30,000,000 for the Second Arison Performance Award.

(3)	Ms. Mehta-Krantz was hired as our Chief Financial Officer in September 2022. Ms. Mehta-Krantz’s annualized base salary as of

December 31, 2022 was $505,000. Also includes the sign on bonus Ms. Mehta-Krantz earned in 2022 pursuant to the terms of her offer letter from us, as described under the section titled “Executive Compensation Arrangements—Vandana Mehta-Krantz.” 486,000 restricted stock units were granted to Ms. Mehta-Krantz by the Company on November 15, 2022. We treated the grant date of these restricted stock units as of November 15, 2022, pursuant to FASB ASC Topic 718. In addition, in the event our average market capitalization over any 90-day period exceeds $5 billion, or the First CFO Hurdle, Ms. Mehta-Krantz will receive a fully vested restricted stock unit award, or the First Mehta-Krantz Performance Award, representing the right to receive a number of shares of common stock determined by dividing $1.62 million by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the First CFO Hurdle; in the event our average market capitalization over any 90-day period exceeds $7.5 billion, or the Second CFO Hurdle, Ms. Mehta-Krantz will receive a fully vested restricted stock unit award, or the Second Mehta-Krantz Performance Award, representing the right to receive a number of shares of common stock determined by dividing $810,000 by the average volume-weighted trading average of common stock for the 90-trading day period preceding achievement of the Second CFO Hurdle; and in the event our average market capitalization over any 90-day period exceeds $10 billion, or the Third CFO Hurdle, Ms. Mehta-Krantz will receive a fully vested restricted stock unit award, or the Third Mehta-Krantz Performance Award, representing the right to receive a number of shares of common stock determined by dividing $810,000 by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the Third CFO Hurdle. We treated the grant date of these performance awards as of November 15, 2022, pursuant to FASB ASC Topic 718, but the performance awards have not yet been issued to Ms. Mehta-Krantz by the board of directors or any authorized committee or other person. The amounts reported for Ms. Mehta-Krantz’s performance awards are based on the probable outcome of the performance conditions as determined on the grant date. If we achieve the highest level of performance under Ms. Mehta-Krantz’s performance awards, their grant date value would be as follows: $1,620,000 for the First Mehta-Krantz Performance Award, $810,000 for the Second Mehta-Krantz Performance Award, and $810,000 for the Third Mehta-Krantz Performance Award.
(4)	Mr. Bonforte resigned as Legacy Grindr’s Chief Executive Officer in October 2022. Prior to his resignation, Mr. Bonforte was entitled to an annual base salary of $600,000.
(5)	Mr. Hsueh left his position as Legacy Grindr’s Chief Financial Officer in September 2022. Prior to his resignation, Mr. Hsueh was entitled to an annual base salary of $500,000.
(6)
Represents the sign-on bonus Mr. Balance earned in 2021 pursuant to the terms of his offer letter from us, as described under the subsection entitled “—Executive Compensation Arrangements—Austin “AJ” Balance.”

(7)
The amount reported in this column does not reflect the amount actually received by Mr. Balance. Instead, the amount reflects the aggregate grant date fair value of the option award granted to Mr. Balance during 2021, as computed in accordance with FASB ASC 718. As required by SEC rules, the amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. Please see Note 17 “Stock-Based Compensation” to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for additional information.

Narrative to Summary Compensation Table
Base Salaries
In 2022 and 2021, as applicable, the named executive officers received annual base salaries to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
Cash Bonus
In 2022 and 2021, we did not have a formal arrangement with our named executive officers providing for annual cash bonus awards.
Equity Compensation
Our equity-based incentive awards are designed to align our interests and those of our equityholders with those of our employees and consultants, including our named executive officers. The board of directors or an authorized committee thereof is responsible for approving equity grants.
We currently maintain the 2022 Equity Incentive Plan (the “2022 Plan”), which our board of directors and stockholders approved in connection with the Business Combination for purposes of granting equity-based incentive awards to our employees and consultants, including our named executive officers. Prior to the Business Combination, Legacy Grindr granted equity incentive awards under the Grindr Group LLC Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”), which was terminated in connection with the Business Combination. See “—2020 Equity Incentive Plan” below for further information. Historically, we have used options as an incentive for long-term compensation to our executive officers because options allow our executive officers to realize value from this form of equity compensation only if the value of the underlying equity securities increase relative to the option’s exercise price, which exercise price is set at the fair market value of the underlying equity securities on the grant date.
Prior to the closing of the Business Combination, Legacy Grindr executives were generally awarded an initial equity compensation grant in the form of an option to purchase Grindr Series X Ordinary Units in connection with the commencement of their employment with us. Additional grants may have occurred periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance. All such Legacy Grindr options were granted with an exercise price per unit that was no less than the fair market value of a Grindr Series X Ordinary Unit on the grant date. Options generally vest over a four-year period, with 25% of the number of equity securities subject thereto vesting on the first anniversary of the vesting commencement date and 6.25% of the number of equity securities subject thereto vesting in equal quarterly installments thereafter, provided that the grantee remains in continuous service to us through each vesting date.
All Grindr options to purchase Grindr Series X Ordinary Units that were granted prior to the closing of the Business Combination that were outstanding as of immediately prior to the closing of the Business Combination were converted into options to purchase shares of our common stock with certain adjustments to the exercise price and number of shares determined in accordance with the applicable exchange ratio specified in the Merger Agreement.
Upon the consummation of the Business Combination, Mr. Arison and Ms. Mehta-Krantz were approved to receive an initial equity compensation grant in the form of restricted stock units in respect of 3,750,000 and 486,000 shares of common stock, respectively. The restricted stock units generally vest over a five-year period, with 20% of the number of shares of common stock subject thereto vesting on the first anniversary of the vesting commencement date (the closing of the Business Combination) and, for Mr. Arison, 10% of the number of shares of common stock subject thereto vesting in equal semi-annual installments thereafter, provided that Mr. Arison remains in continuous service with us through each vesting date. Ms. Mehta-Krantz’s equity awards are subject to accelerated vesting upon certain events.
Other Elements of Compensation
Retirement Plans
In 2022 and 2021, as applicable the named executive officers participated in a 401(k) retirement savings plan maintained by us. The Internal Revenue Code of 1986, as amended (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. In 2022, contributions made by participants, including the named executive officers, in the 401(k) plan were matched by the Company up to a specified percentage of the employee contribution. These matching contributions generally vest on the date on which the contribution is made. Our named executive officers continue to be eligible to participate in the 401(k) plan on the same terms as other full-time employees.
Employee Benefits
We provide benefits to our named executive officers on the same basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death insurance, and dismemberment insurance; and disability insurance. Grindr does not maintain any executive-specific benefit or executive perquisite programs.

Outstanding Equity Awards as of December 31, 2022
The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2022:
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
George Arison(1)	—	—	—	—	—	—	1,263,727(4)	5,876,331(5)
	—	—	—	—	—	—	3,750,000	17,437,500(5)
Vandana Mehta-Krantz(2)	—	—	—	—	—	—	94,608(4)	439,930(5)
	—	—	—	—	—	—	486,000	2,259,900(5)
Jeffrey C. Bonforte	—	—	—	—	—	—	—	—
Gary C. Hsueh	—	—	—	—	—	—	—	—
Austin “AJ” Balance(3)	105,221	315,660	4.20	12/07/2028	—	—	—	—
(1)
3,750,000 restricted stock units were granted by the Company on November 18, 2022. We treated the grant date as of November 18, 2022, pursuant to FASB ASC Topic 718. The restricted stock units generally vest over a five year period, with 20% of the number of shares of common stock subject thereto vesting on the first anniversary of the vesting commencement date (the closing of the Business Combination) and 10% of the number of shares of common stock subject thereto vesting in equal semi-annual installments thereafter, provided that Mr. Arison remains in continuous service with us through each vesting date. In addition, in the event our average market capitalization over any 90-day period exceeds $5 billion, or the First CEO Hurdle, Mr. Arison will receive a fully vested restricted stock unit award, or the First Arison Performance Award, representing the right to receive a number of shares of common stock determined by dividing $20 million by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the First CEO Hurdle and in the event our average market capitalization over any 90-day period exceeds $10 billion or the Second CEO Hurdle, Mr. Arison will receive a fully vested restricted stock unit award, or the Second Arison Performance Award, representing the right to receive a number of shares of common stock determined by dividing $30 million by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the Second CEO Hurdle. We treated the grant date of these performance awards as of November 15, 2022, pursuant to FASB ASC Topic 718, but these performance awards have not yet been issued to Mr. Arison by the board of directors or any authorized committee or other person.

(2)
486,000 restricted stock units were granted by the Company on November 18, 2022. We treated the grant date as of November 18, 2022, pursuant to FASB ASC Topic 718. The restricted stock units generally vest over a five year period, with 20% of the number of shares of common stock subject thereto vesting on each anniversary of the vesting commencement date (the closing of the Business Combination), provided that Ms. Mehta-Krantz remains in continuous service with us through each vesting date. In addition, in the event our average market capitalization over any 90-day period exceeds $5 billion, or the First CFO Hurdle, Ms. Mehta-Krantz will receive a fully vested restricted stock unit award, or the First Mehta-Krantz Performance Award, representing the right to receive a number of shares of common stock determined by dividing $1.62 million by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the First CFO Hurdle; in the event our average market capitalization over any 90-day period exceeds $7.5 billion, or the Second CFO Hurdle, Ms. Mehta-Krantz will receive a fully vested restricted stock unit award, or the Second Mehta-Krantz Performance Award, representing the right to receive a number of shares of common stock determined by dividing $810,000 by the average volume-weighted trading average of common stock for the 90-trading day period preceding achievement of the Second CFO Hurdle; and in the event our average market capitalization over any 90-day period exceeds $10 billion, or the Third CFO Hurdle, Ms. Mehta-Krantz will receive a fully vested restricted stock unit award, or the Third Mehta-Krantz Performance Award, representing the right to receive a number of shares of common stock determined by dividing $810,000 by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the Third CFO Hurdle. We treated the grant date of these performance awards as of November 15, 2022, pursuant to FASB ASC Topic 718, but the performance awards have not yet been issued to Ms. Mehta-Krantz by the board of directors or any authorized committee or other person.

(3)
The option award was granted with a per share exercise price equal to the fair market value of one share of Legacy Grindr’s Series X Ordinary Units on the date of grant, as determined in good faith by Legacy Grindr’s board of managers, and vests as to 25% of the Legacy Grindr Series X Ordinary Units subject thereto on the first anniversary of the vesting commencement date, and 6.25% of the Legacy Grindr Series X Ordinary Units subject thereto will vest each quarter thereafter, subject to Mr. Balance’s continued service to us through each vesting date. The exercise price and number of Legacy Grindr’s Series X Ordinary Units subject to Mr. Balance’s option, reflect the actual exercise price and number of units, respectively, as of December 31, 2022. At the closing of the Business Combination, the option award was converted into an option covering our common stock with adjustments to the number of shares and exercise price based on the applicable exchange ratio specified in the Merger Agreement to reflect the Business Combination.

(4)
The number of shares equals the aggregate grant date fair value of the performance awards treated as granted to the named executive officer in 2022 pursuant to FASB ASC Topic 718 divided by $4.65, the closing price of a share of common stock at the end of the last completed fiscal year.

(5)	The dollar amount equals the number of shares subject to the applicable award times $4.65, the closing price of a share of common stock at the end of the last completed fiscal year.

Employment Arrangements with Executive Officers
We have entered into offer letters with Mr. Arison, Ms. Mehta-Krantz and Mr. Balance, the terms of which are described below.
George Arison
Effective as of September 12, 2022, we entered into an employment agreement with George Arison (the “Arison Employment Agreement”). Under the terms of the Arison Employment Agreement, Mr. Arison holds the position of Chief Executive Officer and Executive Director of the Company beginning on October 19, 2022 (the “Arison Start Date”) and receives an initial annual base salary of $1 million per year, subject to annual review and increase, but not decrease (unless pursuant to a salary reduction program applicable generally to our other C-level employees of no greater than 10% reduction), by the board of directors in its sole discretion. In addition to his annual base salary, Mr. Arison is eligible to receive an annual bonus with a target amount equal to one hundred percent (100%) of his annual base salary, based on the achievement of performance objectives and goals established by the Company in consultation with Mr. Arison.
Pursuant to the terms of the Arison Employment Agreement and subject to the approval of the board of directors, Mr. Arison is eligible to receive certain incentive and equity-based awards, which such awards will be subject to the terms of the 2022 Plan. Such awards are comprised of (i) restricted stock units representing the right to receive a number of shares of common stock determined by dividing $37.5 million by the Reference Price (as defined in the Arison Employment Agreement), subject to a five-year vesting schedule, with one-fifth of the total number of restricted stock units vesting on the first anniversary of the Arison Start Date, and the remainder vesting in eight equal six-month installments thereafter (the “Arison Time-Based Award”); (ii) in the event our average market capitalization over any 90-day period exceeds $5 billion (the “First CEO Hurdle”), a fully vested restricted stock unit award representing the right to receive a number of shares of common stock determined by dividing $20 million by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the First CEO Hurdle; (iii) in the event our average market capitalization over any 90-day period exceeds $10 billion (the “Second CEO Hurdle”), a fully vested restricted stock unit award representing the right to receive a number of shares of common stock determined by dividing $30 million by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the Second CEO Hurdle; and (iv) a combination of fully-vested restricted stock units and cash, ranging in value from $1.5 million to $3 million, based upon the achievement of annual key performance indicators as established by the Company and Mr. Arison at the start of each calendar year. The Arison Time-Based Awards shall accelerate and vest in full on a termination of Mr. Arison’s employment by the Company without “Cause” (as defined below) or if Mr. Arison terminates his employment for “Good Reason” (as defined below), in either case, at any time within 12 months following a change in control. The Arison Time-Based Award was granted to Mr. Arison on November 15, 2022.
If Mr. Arison’s previous employer does not pay him his 2022 annual cash bonus (the “Previous Employer Bonus”), the Arison Employment Agreement provides that he will be eligible to receive a make-whole bonus from the Company equal to the shortfall, if any, between the Previous Employer Bonus and the target annual bonus (pro-rated based on the number of days Mr. Arison was employed with his previous employer during the calendar year 2022), which such pro-rated target annual bonus shall not exceed $1.2 million.
Either the Company or Mr. Arison may terminate Mr. Arison’s employment at any time, with or without cause or advance notice. If Mr. Arison’s employment is terminated by us without Cause, or Mr. Arison terminates his employment for Good Reason, he will be entitled to receive (i) all of his accrued and unpaid wages earned through his last day of employment, any unreimbursed business expenses, the value of any accrued and unused vacation days, and any other amounts required by local law or the express terms of any employee benefit plan to be paid to him; (ii) a lump sum cash payment equal to the sum of (A) his annual base salary in effect as of his last day of employment, (B) his annual target bonus in effect as of the effective date of the Arison Employment Agreement and (iii) a payment in the form of cash or fully vested shares of common stock equal to: (A) 100% of the “Annual Shift Value” (as defined below) if Mr. Arison’s employment is terminated prior to the first anniversary of the Arison Start Date, and (B) 75% of the Annual Shift Value if Mr. Arison’s employment is terminated prior to the second anniversary of the Arison Start Date. Mr. Arison’s severance benefits (items (i) and (ii) in the immediately preceding sentence) are conditioned on his execution and nonrevocation of a separation agreement and general release of claims in favor of the Company.

For the purposes of the Arison Employment Agreement, the following definitions apply:
“Annual Shift Value” generally means 800,000 multiplied by (x) the lesser of (a) the acquisition price per share of Mr. Arison’s Shift Technologies, Inc. (“Shift”) Class A common stock in the event that a “Change of Control,” within the meaning of Shift’s 2020 Omnibus Equity Compensation Plan (a “Transaction”), is publicly announced prior to on or prior to the last day of Mr. Arison’s employment with us, inclusive of any contingent or illiquid consideration to be received in respect of such shares, and (b) $5.00, as applicable; or (y) if a Transaction has not been publicly announced on or prior to the last day of Mr. Arison’s employment with us, the lesser of (a) the average volume-weighted average price of his Shift Class A common stock for the 30 trading days preceding the last day of his employment with us, and (b) $5.00, as applicable.
“Cause” generally means any one or more of the following: (a) the plea of guilty or nolo contendere to, or conviction for, a felony offense by Mr. Arison, except (i) after indictment, the Company may suspend Mr. Arison from the rendition of services, but without limiting or modifying in any other way the Company’s obligations under the Arison Employment Agreement, and (ii) Mr. Arison’s employment shall be immediately reinstated if the indictment is dismissed or otherwise dropped and there is not otherwise grounds to terminate his employment for Cause; (b) a material breach by Mr. Arison of a fiduciary duty owed to the Company; (c) a material breach by Mr. Arison of certain covenants made by him in the Arison Employment Agreement or of his confidentiality agreement; (d) Mr. Arison’s continued willful failure to perform or gross neglect of the material duties required by the Arison Employment Agreement (other than any such failure resulting from incapacity due to physical or mental illness); or (e) a knowing and material violation by Mr. Arison of any material Company policy pertaining to ethics, wrongdoing or conflicts of interest, which policy had been provided to Mr. Arison in writing or otherwise made generally available prior to such violation, except in the case of conduct described in clauses (b), (c), (d) or (e) above, “Cause” shall only apply to conduct occurring after the date of the Arison Employment Agreement and, if such conduct is capable of being cured, Mr. Arison shall have a period of no less than twenty (20) days after he is provided with written notice (specifying in reasonable detail the acts or omissions believed to constitute Cause and the steps necessary to remedy such condition, if curable) in which to cure, which such notice specifically identifies the breach or the violation that the Company believes constitutes Cause.
“Good Reason” generally means any of the following actions are taken by the Company without Mr. Arison’s prior written consent: (a) a material reduction in Mr. Arison’s base salary (unless pursuant to a salary reduction program applicable generally to the Company’s other C-level employees of no greater than 10% reduction); (b) a material diminution in Mr. Arison’s job duties, responsibilities, authorities or title, including, but not limited to, him not being the Chief Executive Officer of the Company (or ultimate parent company of the entity succeeding to the Company’s business following a change in control), the appointment of a co-Chief Executive Officer of the Company, Mr. Arison becoming the chief executive officer of a division or subsidiary instead of the Chief Executive Officer of the Company, or Mr. Arison no longer reporting directly to the board of directors of the Company; (c) the requirement that Mr. Arison regularly work from a primary physical work location other than his home office; (d) the failure of the Company’s board of directors to nominate Mr. Arison for election or reelection as a director of the Company; (e) a material breach by the Company of the Arison Employment Agreement; or (f) the Company’s failure to grant Mr. Arison any of the incentive awards contemplated by the Arison Employment Agreement. In order to resign for Good Reason, Mr. Arison must provide written notice to the disinterested members of the Company’s board of directors within 60 days after the first occurrence of the event giving rise to Good Reason setting forth the basis for his resignation, allow the Company at least 60 days from receipt of such written notice to cure such event, if curable, and if such event is not reasonably cured within such period, he must resign not later than 60 days after the expiration of the cure period.
The Arison Employment Agreement provides that if any payment or distribution thereunder would constitute an “excess parachute payment” within the meaning of Section 280G of the Code, then any such payments will be reduced if such reduction will provide Mr. Arison with a greater net after-tax benefit than would no reduction.
Vandana Mehta-Krantz
Effective as of August 26, 2022, we entered into an employment agreement with Vandana Mehta-Krantz (the “Krantz Employment Agreement”). Under the terms of the Krantz Employment Agreement, Ms. Mehta-Krantz holds the position of Chief Financial Officer of the Company as of September 26, 2022 (the “Krantz Start Date”), and received an initial annual base salary of $505,000 per year, subject to annual review and increase, but not decrease (unless pursuant to a salary reduction program applicable generally to the Company’s other C-level employees of no greater than 10% reduction). Ms. Mehta-Krantz is also eligible to receive an annual bonus with a target amount equal to sixty percent (60%) of Ms. Mehta-Krantz’s annual base salary, based upon the level of achievement of performance objectives and goals established annually by the Company’s board of directors or the compensation committee thereof. In addition, the Krantz Employment Agreement entitles Ms. Mehta-Krantz to receive a one-time signing bonus of $225,000, fifty percent (50%) of which is payable within 30 days of the Krantz Start Date and the remaining fifty percent (50%) of which is payable on the first regularly scheduled payroll occurring six months after Krantz Start Date.
Pursuant to the terms of the Krantz Employment Agreement and subject to the approval of the Company’s board, Ms. Mehta-Krantz is eligible to receive certain equity-based awards, which such awards will be subject to the terms of the 2022 Plan. Such awards are comprised of (i) restricted stock units representing the right to receive a number of shares of common stock determined by dividing $4.86 million by the Reference Price (as defined in the Krantz Employment Agreement), vesting over five years in equal installments on each anniversary of Krantz Start Date, subject to her continued employment in good standing through each such vesting date (the “Krantz Time-Based Award”); (ii) in the event our average market capitalization over any 90-day period exceeds $5 billion (the “First CFO Hurdle”), a fully vested restricted stock unit award representing the right to receive a number of shares of common stock determined by dividing $1.62 million by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the First CFO Hurdle; (iii) in the event our average market capitalization over any 90-day period exceeds $7.5 billion (the “Second CFO Hurdle”), a fully vested restricted stock unit award representing the right to receive a number of shares of common stock determined by dividing $810,000 by the average volume-weighted trading average of common stock for the 90-trading day period preceding achievement of the Second CFO Hurdle; and (iv) in the event our average market capitalization over any 90-day period exceeds $10 billion (the “Third CFO Hurdle”), a fully vested restricted stock unit award representing the right to receive a number of shares of common stock determined by dividing $810,000 by the average volume-weighted trading average price of common stock for the 90-trading day period preceding achievement of the Third CFO Hurdle. The Krantz Time-Based Award shall accelerate and vest in full on a termination of Ms. Mehta-Krantz’s employment by the Company without “Cause” (as defined below) or if Ms. Mehta-Krantz terminates her employment for “Good Reason” (as defined below), in either case, at any time within 12 months following a change in control. The Krantz Time-Based Award was granted to Ms. Mehta-Krantz on November 15, 2022.
Either the Company or Ms. Mehta-Krantz may terminate Ms. Mehta-Krantz’s employment at any time, with or without Cause or advance notice. If Ms. Mehta-Krantz’s employment is terminated by us without Cause, or Ms. Mehta-Krantz terminates her employment for Good Reason, she will be entitled to receive (i) all of her accrued and unpaid wages earned through the last day of her employment, any unreimbursed business expenses, the value of any accrued and unused vacation days, any annual bonus earned but unpaid with respect to the fiscal year ending on or preceding the date of termination and any other amounts required by local law or the express terms of any employee benefit plan to be paid to her; (ii) a lump-sum cash payment, equal to the greater of (A) 12 months of Ms. Mehta-Krantz’s annual base salary in effect as of the date of her termination, or (B) the amount of severance payment pursuant to the then-applicable company-wide severance policy as may be adopted by the Company from time to time; (iii) a prorated portion of her annual bonus for the fiscal year in which her termination occurs based on actual results for such year, payable at the same time bonuses for such year are paid to other senior executives of the Company; and (iv) continued participation in our group health plan for her and her eligible dependents for 12 months at our expense. Ms. Mehta-Krantz’s severance benefits (items (ii), (iii), and (iv) of the immediately preceding sentence) are conditioned on her execution and nonrevocation of a separation agreement and general release of claims in favor of the Company.
For the purposes of the Krantz Employment Agreement, the following definitions apply:
“Cause” generally means any of the following: (a) the plea of guilty or nolo contendere to, or conviction for a crime involving dishonesty, intentional misconduct, or breach of trust; (b) gross negligence in the performance of Ms. Mehta-Krantz’s duties; (c) a material breach by Ms. Mehta-Krantz of a fiduciary duty owed to the Company; (d) a material breach of any written agreement between Ms. Mehta-Krantz and the Company; or (e) a knowing and material violation by Ms. Mehta-Krantz of any material Company policy pertaining to ethics, wrongdoing or conflicts of interest, which policy had been provided to Ms. Mehta-Krantz in writing or otherwise made generally available prior to such violation, except in the case of conduct described in clauses (b), (c), (d) or (e) “Cause” shall only apply to conduct occurring after the date hereof and, if such conduct is capable of being cured, Ms. Mehta-Krantz shall have a period of no less than twenty (20) days after she is provided with written notice (specifying in reasonable detail the acts or omissions believed to constitute Cause and the steps necessary to remedy such condition, if curable) in which to cure, which such notice specifically identifies the breach or the violation that the Company believes constitutes Cause.
“Good Reason” generally means any of the following actions are taken by the Company without Ms. Mehta-Krantz’s prior written consent: (a) a material reduction in Ms. Mehta-Krantz’s base salary (unless pursuant to a salary reduction program applicable generally to the Company’s other C-level employees of no greater than 10% reduction); (b) a material diminution in Ms. Mehta-Krantz’s job duties, responsibilities, authorities or title, including, but not limited to, her not being the Chief Financial Officer of the Company (or ultimate parent company of the entity succeeding to the Company’s business following a change in control); or (c) the Company requires Ms. Mehta-Krantz to relocate from her current residence in Scarsdale, New York. In order to resign for Good Reason, Ms. Mehta-Krantz must provide written notice to our board of directors within sixty (60) days after the first occurrence of the event giving rise to Good Reason setting forth the basis for her resignation, allow the Company at least thirty (30) days from receipt of such written notice to cure such event, if curable, and if such event is not reasonably cured within such period, Ms. Mehta-Krantz must resign no later than sixty (60) days after the expiration of the cure period.
Austin “AJ” Balance
In November 2021, we entered into an offer letter with Mr. Balance, (the “Balance Offer Letter”), which governs the current terms of his employment as our Chief Product Officer. Mr. Balance’s employment is at will and may be terminated at any time, with or without cause. The Balance Offer Letter provides for an annual base salary of $375,000 per year and eligibility to participate in Grindr’s benefit programs. The Balance Offer Letter also provides for a $25,000 sign-on bonus, which was paid in 2022.
The Balance Offer Letter provides for an initial equity grant of an option to purchase 300,000 shares of Legacy Grindr Series X Ordinary Units (the “Initial Balance Option”). The Initial Balance Option was granted on December 3, 2021 and was converted into an option to purchase our common stock in connection with the Business Combination with adjustments to the number of shares and exercise price based on the applicable exchange ratio specified in the Merger Agreement. The Initial Balance Option vested as to 25% of the underlying equity securities subject thereto on the first anniversary of the December 3, 2021 vesting commencement date, and 6.25% of the underlying equity securities will vest each quarter thereafter on the same day of the month, subject to Mr. Balance’s continued service to us through each vesting date.
The Balance Offer Letter also specifies that, subject to the approval by the board of directors, Mr. Balance will be eligible to receive two additional option awards to purchase 50,000 Legacy Grindr Series X Ordinary Units, with the first to be granted no later than 36 months after Mr. Balance’s start date and the second to be granted no later than 48 months after Mr. Balance’s start date.
Executive Compensation
Our policies with respect to the compensation of our executive officers are administered by the board of directors in consultation with the compensation committee. The compensation policies we follow are designed to provide for compensation that is sufficient to attract, motivate and retain executives and to establish an appropriate relationship between executive compensation and the creation of shareholder value. In addition to the guidance provided by the compensation committee, the board of directors may utilize the services of third parties from time to time in connection with the recruiting, hiring and determination of compensation awarded to executive employees.
Pension Benefits
Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during 2021 or 2022.
Nonqualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by us during 2021 or 2022.
Hedging Policy
Pursuant to our Insider Trading Policy, which applies to all directors, officers and other employees of our Company, hedging transactions, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities are discouraged. Our Insider Trading Policy requires that any hedging or similar arrangement proposed by any director, officer or other employee must be pre-cleared in advance by the Company’s Head of Legal Department or such officer’s designee. Our Insider Trading Policy also prohibits directors, officers and employees from trading in derivative securities related to our common stock, which include publicly-traded call and put options, (other than warrants issued by us) unless such person has obtained pre-clearance from our Head of Legal Department or such officer’s designee. In addition, all directors, executive officers and other specified employees are prohibited from holding Company securities in a margin account or otherwise pledging our securities as collateral for a loan, unless such person has obtained pre-clearance from our Head of Legal Department or such officer’s designee.
Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2022. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options(1) ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	9,608,650(1)(2)	$5.03(3)	9,191,144
Equity compensation plans not approved by stockholders	—(4)	—	—
Total	9,608,650	$5.03	9,191,144
(1)
Includes the Grindr Inc. 2022 Equity Incentive Plan (the “2022 Plan”) and the Grindr Group LLC Amended and Restated 2020 Equity Incentive Plan (the “2020 Plan”). For further detail on our equity compensation plans, please see Note 17 “Stock-Based Compensation” to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2)	This number includes 4,573,256 shares subject to restricted stock units.
(3)	The weighted average exercise price relates solely to outstanding stock option shares since shares subject to the restricted stock units have no exercise price.
(4)	We do not have any non-stockholder approved equity compensation plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth the beneficial ownership of common stock as of April 25, 2023, by:
•	each person who is the beneficial owner of more than 5% of common stock;
•	each person who is an executive officer or director of the Company; and
•	all executive officers and directors of the Company, as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or the right to acquire such power within 60 days of April 25, 2023.
There were 173,849,056 shares of common stock issued and outstanding as of April 25, 2023. Common stock issuable upon exercise of warrants or options currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof. Unless otherwise indicated, we believe that all persons named below have sole voting and investment power with respect to the voting securities indicated in the table below and the corresponding footnotes as being beneficially owned by them.
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percentage of Shares of Common Stock(2)
5% Holders
The 1997 Gearon Family Trust(3)	15,474,359	8.9%
Ashish Gupta(4)	14,084,055	7.9%
Jeremy Leonard Brest(5)	10,548,557	6.1%
Directors and Executive Officers
George Arison	—	—
Vandana Mehta-Krantz	—	—
Austin “AJ” Balance(6)	157,831	*
Raymond Zage, III(7)	94,731,048	49.8%
James Fu Bin Lu(8)	40,065,454	22.9%
J. Michael Gearon, Jr.(3)	15,474,359	8.9%
Daniel Brooks Baer(9)	5,000	*
Meghan Stabler(9)	5,000	*
Gary I. Horowitz(9)	5,000	*
Maggie Lower(9)	5,000	*
Nathan Richardson(10)	6,250	*
Jeffrey C. Bonforte(11)	2,943,571	1.7%
Gary C. Hsueh(12)	2,538,560	1.5%
All current Company directors and executive officers as a group (eleven individuals)	150,454,942	78.2%
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Grindr Inc., 750 N. San Vicente Blvd Ste RE 1400, West Hollywood, CA 90069.
(2)
In calculating the percentages, (a) the numerator is calculated by adding the number of shares of common stock held by such beneficial owners and the number of shares of common stock issuable upon the exercise of a warrant or options and (b) the denominator is calculated by adding the aggregate number of shares of common stock outstanding and the number of shares common stock issuable upon the exercise of Warrants or options held by such beneficial owner, if any (but not the number of shares of common stock issuable upon the exercise of warrants or options held by any other beneficial owner).

(3)
Consists of (i) 14,951,459 shares of common stock, (ii) 519,775 warrants and (iii) 3,125 shares of common stock subject to unvested restricted stock units that vest on or before June 24, 2023. The record holder of the common stock and warrants is 28th Street Ventures, LLC, a Georgia limited liability company (“28th Street”). Mr. Gearon and The 1997 Gearon Family Trust, by virtue of each of their 50% beneficial ownership of 28th Street, may be deemed to beneficially own the securities owned by 28th Street. Mr. Gearon and The 1997 Trust each have shared voting power and shared dispositive power over all of the shares of common stock. Mr. Gearon and The 1997 Gearon Family Trust disclaim any beneficial ownership of the securities held by 28th Street, respectively, other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address for 28th Street, Mr. Gearon and The 1997 Gearon Family Trust is 3350 Riverwood Parkway, Suite 425, Atlanta, GA 30339.

(4)
Consists of (i) 9,184,168 shares of common stock and (ii) 4,899,887 Warrants. Mr. Gupta has pledged 7,474,168 shares of common stock and 259,887 warrants to certain lenders in connection with a financing arrangement. The business address for Mr. Gupta is Ocean Financial Centre, Level 40, 10 Collyer Quay, Singapore 049315.

(5)
Consists of (i) 10,194,093 shares of common stock and (ii) 354,464 warrants, all of which have been pledged to certain lenders in connection with a financing arrangement. The business address for Mr. Brest is 20A Cluny Park, Singapore 259634.

(6)	Includes 157,831 shares of common stock subject to options exercisable on or before June 24, 2023.
(7)
Consists of (i) 78,304,786 shares of common stock, (ii) 16,423,762 warrants and (iii) 2,500 shares of common stock subject to unvested restricted stock units that vest on or before June 24, 2023. Mr. Zage is the record holder of 5,360,000 of the shares of common stock and 13,920,000 of the warrants reported herein, Tiga Investments Pte. Ltd., a Singapore company (“Tiga Investments”), is the record holder of 935,953 of the shares of common stock and Tiga SVH Investments Limited, a Cayman Islands company (“Tiga SVH”), is the record holder of the remainder. Tiga SVH is 100% owned by Tiga Investments, which is in turn 100\% owned by Mr. Zage. Tiga Investments and Tiga SVH each have sole voting power and sole dispositive power over 74,891,409 shares of common stock. Mr. Zage has sole voting power and sole dispositive power over 93,941,409 shares of common stock. Tiga SVH has pledged 72,006,333 shares of common stock and 2,503,762 warrants to certain lenders in connection with a financing arrangement. The business address for Mr. Zage, Tiga SVH, and Tiga Investments is Ocean Financial Centre, Level 40, 10 Collyer Quay, Singapore 049315.

(8)
Consists of (i) 38,429,048 shares of common stock held by Longview Capital SVH LLC, a Washington limited liability company (“Longview SVH”), (ii) 1,336,124 warrants held by Longview SVH, (iii) 3,125 shares of common stock subject to unvested restricted stock units that vest on or before June 24, 2023 and (iv) an option to acquire 297,157 shares of common stock on or before June 24, 2023 held by Longview Capital Holdings LLC, a Washington limited liability company (“Longview”). Longview SVH is 100\% owned by Longview Grindr Holdings Limited, a British Virgin Islands company (“Longview Grindr”), which in turn is 100\% owned by Longview, which is 100\% owned by Mr. Lu. Longview SVH has pledged 38,425,923 shares of common stock and 1,336,124 warrants to certain lenders in connection with a financing arrangement. The business address for Mr. Lu, Longview SVH, Longview Grindr, and Longview is 428 East Street Ste E, Grinnell, IA 50112.

(9)	Includes 2,500 shares of common stock subject to unvested restricted stock units that vest on or before June 24, 2023.
(10)	Includes 3,125 shares of common stock subject to unvested restricted stock units that vest on or before June 24, 2023.
(11)
Mr. Bonforte served as the Company’s Chief Executive Officer until October 2022. Beneficial ownership information is based on equity-related information of which we are aware. Includes (i) 1,299,518 shares of common stock held by Mr. Bonforte, (ii) 498,475 shares of common stock held by Brown Dog Capital LLC (“Brown Dog”) and (iii) 1,145,578 shares of common stock held by Catapult GP II LLC (“Catapult GP II”). Mr. Bonforte, as a controlling equityholder of Brown Dog, has the right to exercise investment and voting power on behalf of Brown Dog. Catapult GP II is managed by Mr. Hsueh (30% ownership interest in Catapult GP II). Mr. Bonforte is a member of Catapult GP II (30% ownership in Catapult GP II). Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of the managers and members of Catapult GP II, none of the managers or members of Catapult GP II are deemed to be beneficial owners of our securities, even those in which he or she holds a pecuniary interest. Accordingly, none of our current or former executive officers are deemed to have or share beneficial ownership of our shares of common stock held by Catapult GP II. The business address of Brown Dog is 12861 Alta Tierra Road, Altos Hills, CA 94022. The business address of Catapult GP II is 548 Market St, Suite 39436, San Francisco, CA 94104. Mr. Bonforte disclaims any beneficial ownership of the securities held by Brown Dog, other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(12)
Mr. Hsueh served as the Company’s Chief Financial Officer until September 2022. Beneficial ownership information is based on equity-related information of which we are aware. Includes (i) 909,663 shares of common stock held by Mr. Hsueh, (ii) 194,928 shares of common stock held by the Gary Hsueh GRAT, dated November 18, 2021, for which Gary Chang-Hao Hsueh is the trustee, (iii) 194,928 shares of common stock held by the Nicole Lampsa GRAT, dated November 18, 2021, for which Nicole Marie Lampsa is the trustee, (iv) 93,463 shares of common stock held by Sierra Goliath LLC (“Sierra Goliath”) and (v) 1,145,578 shares of common stock held by Catapult GP II. Mr. Hsueh, as controlling equityholder of Sierra Goliath, has the right to exercise investment and voting power on behalf of Sierra Goliath. Catapult GP II is managed by Mr. Hsueh (30% ownership interest in Catapult GP II). Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of the managers and members of Catapult GP II, none of the managers or members of Catapult GP II are deemed to be beneficial owners of our securities, even those in which he or she holds a pecuniary interest. Accordingly, none of our current or former executive officers are deemed to have or share beneficial ownership of our shares of common stock held by Catapult GP II. The business address of Sierra Goliath is 548 Market Street, Suite 39436, San Francisco, CA 94104. The business address of Catapult GP II is 548 Market St, Suite 39436, San Francisco, CA 94104. Mr. Hsueh disclaims any beneficial ownership of the securities held by Sierra Goliath, other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

As discussed above, each of the following individuals and entities (the “Pledging Entities”) has pledged the following number of shares of common stock and warrants (the “Pledged Securities”) to certain lenders in connection with a certain financing arrangement: (i) Mr. Gupta, 7,474,168 shares of common stock and 259,887 warrants; (ii) Mr. Brest, 10,194,093 shares of common stock and 354,464 warrants; (iii) Tiga SVH, 72,006,333 shares of common stock and 2,503,762 warrants and (iv) Longview SVH, 38,425,923 shares of common stock and 1,336,124 warrants. If the Pledging Entities or other parties to the financing arrangement breach certain covenants or obligations in the financing arrangement, an event of default or maturity of the loans could result and the lenders could exercise their right to accelerate all of the debt under the financing arrangement and foreclose on the Pledged Securities. In addition, the lenders could seek to sell all or a portion of the Pledged Securities or otherwise dispose of such interests. Because the Pledging Entities collectively own a majority of the combined voting power of our common stock, the occurrence of an event of default or foreclosure, and a subsequent sale of all, or substantially all of the Pledged Securities could result in a change of control of the Company, even when such a change may not be in the best interests of our stockholders.
For a discussion of our policy on the pledging of our common stock by directors, executive officers and other parties, please see the section entitled “Hedging Policy” above.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following is a summary of transactions since January 1, 2021 to which we have been a party, in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of the average of our total assets at December 31, 2021 and 2022, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest other than compensation and other arrangements that are described in the sections titled “Executive Compensation” and “Director Compensation.” We also describe below certain other transactions with our directors, former directors, executive officers and stockholders.
Tiga Related Transactions and Agreements
Tiga entered into an Administrative Services Agreement pursuant to which Tiga paid Tiga Sponsor LLC, a Delaware limited liability company (the “Sponsor”) up to $10,000 per month for office space, secretarial, and administrative support services. Upon completion of the Business Combination, Tiga ceased paying any of these monthly fees. As of December 31, 2022, Tiga incurred and paid fees payable to Sponsor in the amount of $238,387.10 for such services. The Sponsor was entitled to be reimbursed for any out-of-pocket expenses.
Sponsor, Tiga’s officers and directors, or any of their respective affiliates, were reimbursed for any out-of-pocket expenses incurred in connection with activities on Tiga’s behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. As of December 31, 2022, such Sponsor and its respective affiliates are entitled to such reimbursements in the amount of $42,515.76.
The Sponsor advanced Tiga $700,000 to be used for working capital purposes on September 2, 2020. In addition, the Sponsor also loaned Tiga an aggregate of $300,000 to cover expenses related to the initial public offering pursuant to a note. This advance and note were noninterest bearing. Tiga fully repaid the advance and the note to the Sponsor on November 27, 2020. On March 16, 2022, Sponsor agreed to loan Tiga an additional $2,000,000 under an additional unsecured promissory note to be used for the payment of working capital expenses, including expenses incurred in connection with the Business Combination. On January 25, 2022, the Sponsor had advanced the sum of $750,000 to Tiga on account of such promissory note. The note was non-interest bearing and fully repaid on November 17, 2022.
Amended and Restated Forward Purchase Agreement
Pursuant to the Second Amended and Restated Forward Purchase Agreement entered into as of May 9, 2022, by and between Tiga and the Sponsor (the “A&R Forward Purchase Agreement”), certain investors, including the Sponsor and its affiliates, purchased an aggregate of 10,000,000 shares of our common stock, consisting of the 5,000,0000 shares of common stock (“forward purchase shares”) and the 5,000,000 shares of subscribed common stock (the “backstop shares”), plus 2,500,000 warrants purchased, on a private placement basis (the “Forward Purchase Warrants”) and 2,500,000 subscribed warrants (the “Backstop Warrants”) for an aggregate purchase price of $100,000,000, or $10.00 per share, in a private placement that closed prior to the closing of the Business Combination. The Forward Purchase Warrants and Backstop Warrants have the same terms as the 13,800,000 warrants included as a component of the Tiga units sold in the Tiga initial public offering, each of which is exercisable, at an exercise price of $11.50, for one share of our common stock (the “Public Warrants”). On November 10, 2022, San Vicente Parent LLC (“SV Parent”) entered into that certain Joinder and Assignment Agreement to A&R Forward Purchase Agreement with Tiga and the Sponsor, which among other things, provided that the Sponsor transfer and assign of all of its rights and obligations under the A&R Forward Purchase Agreement to SV Parent. SV Parent satisfied its obligations under the A&R Forward Purchase Agreement prior to the SV Consolidation (as defined below) and the closing of the Business Combination. Prior to the closing of the Business Combination and in connection with SV Consolidation, but after SV Parent satisfied in full its funding obligations under the A&R Forward Purchase Agreement to Tiga, SV Parent merged with and into Legacy Grindr. In consideration for Legacy Grindr’s assumption of SV Parent’s rights to receive the securities issuable by Tiga under the A&R Forward Purchase Agreement, Legacy Grindr issued 7,127,896 Legacy Grindr Series X Ordinary Units to San Vicente Holdings (Cayman) Limited (“SV Cayman”) and entered into that certain warrant agreement dated November 16, 2022 with SV Cayman, pursuant to which, upon the terms and subject to the conditions set forth therein, SV Cayman was entitled to purchase 3,563,948 Series X Ordinary Units of Legacy Grindr at a purchase price of $16.13 per share (the “FPA Warrants”). Such warrants and the Legacy Grindr Series X Ordinary Units were ultimately exchanged at the closing of the Business Combination for 10,000,000 shares of our common stock and 5,000,000 FPA Warrants in accordance with the terms of the Merger Agreement.

Amended and Restated Registration Rights Agreement
Under the Merger Agreement, Legacy Grindr, Sponsor, the independent directors of Tiga and certain significant unitholders of Legacy Grindr entered into that certain Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) entered into at the closing of the Business Combination, pursuant to which the parties agreed to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended, certain shares of our common stock and other equity securities of that are held by the parties thereto from time to time. The A&R Registration Rights Agreement amends and restates the registration rights agreement that was entered into by Tiga, the Sponsor and other holders of Tiga’s securities party thereto in connection with the initial public offering.
Transaction Support Agreement
In connection with the execution of the Merger Agreement, Legacy Grindr, Tiga, Tiga Merger Sub, the Sponsor, and the independent directors of Tiga entered into the Transaction Support Agreement. Pursuant to the terms of the Transaction Support Agreement, the Sponsor and the independent directors of Tiga agreed to, among other things: (i) vote or cause their shares to vote in favor of the Business Combination, (ii) subject to certain exceptions, not transfer, sell, pledge, encumber, assign, grant an option with respect to, hedge, swap, convert or otherwise dispose of their Tiga Class A ordinary shares, Tiga Class B ordinary shares or Tiga Warrants (including the Tiga Class A ordinary shares issuable upon exercise thereof) held by the Sponsor until the earlier of the closing of the Business Combination or the valid termination of the Merger Agreement, (iii) not, directly or indirectly, solicit, initiate, continue or engage in alternative business combination proposals and (iv) waive applicable anti-dilution protections in Tiga’s memorandum and articles of association with respect to the conversion of the Tiga Class B ordinary shares held by Sponsor upon consummation of the Business Combination.
Unitholder Support Agreement
In connection with the execution of the Merger Agreement, Tiga entered into a support agreement (the “Unitholder Support Agreement”) with Grindr and certain unitholders of Grindr (the “Requisite Unitholders”). Pursuant to the Unitholder Support Agreement, the Requisite Unitholders agreed to, among other things, vote to adopt and approve the Merger Agreement, the Mergers and any other matters necessary or reasonably requested by Tiga for the consummation of the Mergers, in each case, subject to the terms and conditions of the Unitholder Support Agreement.
Legacy Grindr’s Transactions and Agreements
Business Combination Success Fee
Pursuant to the terms of an agreement, dated as of April 15, 2022, as amended, between Legacy Grindr and Groove Coverage Limited (“Groove”), which is 50.0%-owned by Mr. Lu, the Chairman of Legacy Grindr and Chairperson of the Company, for providing consulting and advisory services for the Business Combination, Legacy Grindr’s successful consummation of the Business Combination resulted in Legacy Grindr paying Groove $1,500,000.
Catapult Share Purchase and Promissory Note
On April 27, 2021, Catapult GP II LLC, a Delaware limited liability company (“Catapult GP II”) purchased 5,387,194 common units of Legacy Grindr for $30,000,000 (the “Share Purchase”). In connection with the Share Purchase, Catapult GP II issued a $30,000,000 full recourse promissory note to Legacy Grindr (the “Note”), which was secured with a continuing first priority lien and security interest in favor of Legacy Grindr over the Share Purchase units. The Note, as a debt obligation of Catapult GP II, is unconditionally and personally guaranteed by Jeffrey C. Bonforte, who was the former Chief Executive Officer of Legacy Grindr from June 2020 to October 2022, and Gary C. Hsueh, who was the former Chief Financial Officer of Legacy Grindr from June 2020 to September 2022. Mr. Bonforte (30% ownership interest in Catapult GP II) is a member of Catapult GP II. Mr. Hsueh (30% ownership interest in Catapult GP II) is the manager of Catapult GP II. Catapult GP II is a security holder of the Company (2.2% ownership interest). The Note accrued simple interest at 10% per year. As of December 31, 2022, the total outstanding amount on the Note, including interest, was $19,071,000. Prior to the Closing, Catapult GP II partially settled the Note with a cash payment of $12.0 million, and subsequently paid the total outstanding amount on the Note with multiple cash payments throughout the first quarter of 2023 totaling $19,352,306.

Cost Sharing Agreement
Legacy Grindr entered into a cost sharing agreement, dated December 6, 2021 (the “Cost Sharing Agreement”), whereby Legacy Grindr agreed to reimburse San Vicente Holdings LLC (“SVH”), an entity which, prior to its liquidation and distribution of its holdings to its ultimate beneficiaries, was a greater than 5% beneficial owner, an affiliate of Legacy Grindr and its subsidiaries, and indirect and direct parent of certain affiliates of Legacy Grindr, certain administrative, regulatory, accounting, auditing, directors, insurance, and other ordinary course of business fees and expenses of SVH, as partial consideration for the managerial oversight and investor advisory services provided by SVH. Mr. Zage, the former Chief Executive Officer and Chairman of Tiga, owner of greater than 5% of Legacy Grindr and the Company’s outstanding securities, and director of the Company, previously owned greater than 5% of SVH’s economic, non-voting outstanding securities through his indirect ownership interest in Tiga SVH, a former unitholder of SVH. Tiga Investments Pte. Ltd., a Singapore company (“Tiga Investments”) is the sole shareholder of Tiga SVH (as defined below). Mr. Zage is the sole shareholder of Tiga Investments and indirectly owns 49.8% of the Company. Ashish Gupta previously indirectly owned greater than 5% of SVH’s outstanding securities and beneficially owns 7.9% of the Company. Mr. Gearon, owner of greater than 5% of Legacy Grindr and the Company’s outstanding securities, director of Legacy Grindr and the Company, previously owned greater than 5% of SVH’s outstanding securities through his ownership of 28th Street Ventures, LLC, a Georgia limited liability company (“28th Street”), a former unitholder of SVH. Mr. Gearon and The 1997 Gearon Family Trust are the controlling equityholders of 28th Street and indirectly own 8.9% of Grindr. Mr. Lu, the former President and Secretary of SVH, Chairperson of Legacy Grindr and the Company, and owner of greater than 5% of Legacy Grindr and the Company’s outstanding securities, previously owned greater than 5% of SVH’s outstanding securities through his indirect ownership of Longview Capital SVH LLC (“Longview SVH”), a former unitholder of SVH. Longview Grindr Holdings Limited, a British Virgin Islands company (“Longview Grindr”) is the sole member of Longview SVH. Longview Capital Holdings LLC, a Washington limited liability company (“Longview”) is the sole member of Longview Grindr. Mr. Lu is the sole member of Longview and indirectly owns 22.9% of Grindr. The Company expects the Cost Sharing Agreement to be terminated upon the processing of related reimbursements.
Advisor Service Fees
In June 2020, Legacy Grindr entered into a board advisor agreement with Mr. Zage (the “Board Advisor Agreement”), and agreed to pay Mr. Zage a total of $350,000 per year, as well as certain out-of-pocket expenses, for Mr. Zage’s services as a board advisor, until the termination of the agreement by either party. The Board Advisor Agreement was terminated on November 18, 2022, in connection with the Business Combination.
Purchase Rights and Contribution in SVEJV
In June 2020, Legacy Grindr entered into a purchase rights agreement, as amended with SVH, San Vicente Group Holdings LLC, a Delaware limited liability company (“SV Group Holdings”), and Catapult Capital LLC (“Catapult Capital”), whereby Legacy Grindr granted Catapult Capital the right to purchase up to $30.0 million worth of shares of Legacy Grindr (the “Catapult Capital Rights”). Separately, in June 2020, San Vicente Group TopCo LLC, a Delaware limited liability company (“SV Group TopCo”) and an indirect wholly-owned subsidiary of SVH, contributed 6,079,026 membership interests of SV Group Holdings, a former greater than 5% beneficial owner of Legacy Grindr and indirect subsidiary of SVH, held by SV Group Topco to San Vicente Equity JV LLC, a Delaware limited liability company (“SVEJV”), an indirect subsidiary of SVH (SVH indirectly owned 100.0% of the ordinary units of SVEJV, which liquidated prior to the Business Combination, and 16.7% of the fully diluted capital of SVEJV), former unitholder of SV Group Holdings, which liquidated prior to the Business Combination (6.0% ownership interest of SV Group Holdings), and former affiliate of Legacy Grindr. SVEJV concurrently issued 5,065,855 Series P Units of SVEJV to Catapult Goliath LLC (“Catapult Goliath”), a former affiliate of SVH and Legacy Grindr. The Series P Units were granted to Catapult Goliath and each of the grantee beneficiaries in exchange for providing service to Legacy Grindr under a restricted unit agreement and a consulting agreement, as amended, through December 31, 2023. Prior to the Business Combination, SVEJV liquidated and distributed its holdings its ultimate beneficiaries, including members of Catapult Goliath.
Catapult Goliath is managed by Mr. Hsueh, who was the former Chief Financial Officer of Legacy Grindr from June 2020 to September 2022 (20% ownership interest in Catapult Goliath) Mr. Bonforte, who was the former Chief Executive Officer of Legacy Grindr from June 2020 to October 2022, Rick Marini, who was the former Chief Operating Officer of Legacy Grindr from June 2020 to October 2022, and Mr. Yagan, a director of Legacy Grindr, are members of Catapult Goliath (each hold a 20% ownership interest in Catapult Goliath). Each of Messrs. Bonforte, Hsueh, Marini, and Yagan are grantee beneficiaries of Catapult Goliath.

SV Consolidation
Prior to its liquidation, SVH directly and indirectly held units of Legacy Grindr through various wholly owned or partially owned subsidiaries. In November 2022, prior to the closing of the Business Combination, SVEJV was liquidated and SV Group Holdings, SV Group Topco, San Vicente Acquisition LLC, a Delaware limited liability company, SV Parent, SV Cayman, San Vicente Offshore Holdings (Cayman) Limited and San Vicente Investments II, Inc. (the “San Vicente Entities”) merged with and into Legacy Grindr, with Legacy Grindr being the surviving entity, resulting in SV Investments and Catapult Goliath as direct equity holders in Legacy Grindr (the “SV Consolidation”). The SV Consolidation began one day following the extraordinary general meeting and was completed within approximately six days.
Indemnification Agreements
Our corporate governance documents, which became effective following the Business Combination, provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law, subject to certain exceptions contained in our restated certificate of incorporation. We have also entered into indemnification agreements with certain officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements they may be required to pay in actions or proceedings which they are or may be made a party by reason of their position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and our bylaws.
Related-Person Transactions Policy
Our audit committee has adopted a written Related-Person Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, oversight and disclosure, if necessary, of related-person transactions. For purposes of the policy, a related-person transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any related person are, were, or will be participants, and in which any related-person had, has, or will have a direct or indirect material interest, and the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee, consultant, or director will not be considered related-person transactions under this policy.
Under the policy, a related-person is, at any time since the beginning of our last fiscal year, a director or executive officer or a nominee to become a director, or a security holder known by us to beneficially own more than 5% of any class of our voting securities (a “significant stockholder”), including any of their immediate family members and affiliates, including entities controlled by such persons or such person has a 5% or greater beneficial ownership interest.
Each director and executive officer shall identify, and we shall request each significant stockholder to identify, any related-person transaction involving such director, executive officer or significant stockholder or their immediate family members and affiliates, inform, and obtain approval from our audit committee pursuant to in accordance with the policy before such related-person may engage in the transaction.
In considering related-person transactions, our audit committee takes into account the relevant available facts and circumstances, which may include, but are not limited to:
•	the risk, cost and benefits to us;
•	the impact on a director’s independence in the event the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;
•	the terms of the transaction;
•	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally; and
•	the availability of other sources for comparable services or products.
Our audit committee shall approve only those related-party transactions that, in light of known circumstances, are in, or are not inconsistent with, our best interests and our stockholders, as our audit committee determines in the good faith exercise of its discretion.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement, Annual Report on Form 10-K or Notice of Internet Availability of Proxy Materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a number of brokers with account holders who are our stockholders will be householding our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from us (if you are a stockholder of record) or from your broker (if you are a beneficial owner) that we or they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate proxy materials, including the Notice, or if you currently receive multiple copies and would like to request “householding” of your communications, please notify your broker or us. Direct your written request to us at Grindr Inc., Attention: Secretary, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, CA 90069 or by contacting our Secretary at (310) 776-6680. In the event a stockholder that received multiple copies would like to receive only one copy for such stockholder’s household, such stockholder should contact their bank, broker, or other nominee record holder, or contact us at the above address or phone number.

OTHER MATTERS
Fiscal Year 2022 Annual Report and SEC Filings
Our financial statements for our year ended December 31, 2022 are included in our Annual Report on Form 10-K. This proxy statement and our annual report are posted on our website at investors.grindr.com under “Investors” and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Grindr Inc., Attention: Secretary, 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, CA 90069 or to IR@grindr.com.
* * *
The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
By order of the Board of Directors,

William Shafton
VP, Business & Legal Affairs and Secretary
West Hollywood, California
April 28, 2023

Grindr

GRINDR INC.
750 N. SAN VICENTE BOULEVARD, SUITE RE 1400
WEST HOLLYWOOD, CA 90069

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/GRND2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
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V14858-P93282 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**GRINDR INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

______________________________

**Nominees:**

01) George Arison
02) G. Raymond Zage, III
03) James Fu Bin Lu
04) J. Michael Gearon, Jr.
05) Daniel Brooks Baer
06) Meghan Stabler
07) Gary I. Horowitz
08) Maggie Lower
09) Nathan Richardson

**The Board of Directors recommends you vote FOR the following proposal:**

**NOTE:** At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and 2022 Annual Report are available at www.proxyvote.com.

V14859-P93282

## GRINDR INC.
## ANNUAL MEETING OF STOCKHOLDERS
## JUNE 21, 2023 5:00 PM PACIFIC TIME

## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) acknowledge(s) receipt of the Notice of the 2023 Annual Meeting of Stockholders of Grindr Inc. and the Proxy Statement and hereby appoint(s) Vandana Mehta-Krantz and William Shafton, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of GRINDR INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 5:00 PM, Pacific Time, on June 21, 2023, via live webcast at www.virtualshareholdermeeting.com/GRND2023, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.**

**CONTINUED AND TO BE SIGNED ON REVERSE SIDE**